EARNINGS RELEASE FINANCIAL SUPPLEMENT
THIRD QUARTER 2006

JPMORGAN CHASE & CO. TABLE OF CONTENTS

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							3Q06 Change				2006 Change
	3Q06		2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$15,400		$14,940	$15,043	$13,482	$14,265	3%	8%	$45,383	$40,266	13%
Provision for Credit Losses	812		493	831	1,224	1,245	65	(35)	2,136	2,259	(5)
Noninterest Expense	9,651		9,236	9,648	8,430	9,359	4	3	28,535	29,996	(5)

Income from Continuing Operations (after-tax)	3,232		3,484	3,027	2,642	2,469	(7)	31	9,743	5,612	74
Income from Discontinued Operations (after-tax) (a)	65		56	54	56	58	16	12	175	173	1
Net Income	3,297		3,540	3,081	2,698	2,527	(7)	30	9,918	5,785	71

Per Common Share:
Income from Continuing Operations - Basic	$0.93		$1.00	$0.87	$0.76	$0.71	(7)	31	$2.81	$1.60	76
Net Income Per Share - Basic	0.95		1.02	0.89	0.78	0.72	(7)	32	2.86	1.65	73

Income from Continuing Operations - Diluted	$0.90		$0.98	$0.85	$0.74	$0.70	(8)	29	$2.73	$1.58	73
Net Income Per Share - Diluted	0.92		0.99	0.86	0.76	0.71	(7)	30	2.78	1.62	72

Cash Dividends Declared Per Share	0.34		0.34	0.34	0.34	0.34	-	-	1.02	1.02	-
Book Value Per Share	32.75		31.89	31.19	30.71	30.26	3	8	32.75	30.26	8
Closing Share Price	46.96		42.00	41.64	39.69	33.93	12	38	46.96	33.93	38

Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,574.0		3,572.2	3,570.8	3,563.9	3,547.7	-	1	3,572.3	3,555.1	-
Common Shares Outstanding at Period-end	3,467.5		3,470.6	3,473.0	3,486.7	3,503.4	-	(1)	3,467.5	3,503.4	(1)

SELECTED RATIOS:
Return on Common Equity (“ROE”) (b)	12%		13%	12%	10%	9%			12%	7%
Return on Equity-Goodwill (“ROE-GW”) (b) (c)	19		22	20	17	16			20	12
Return on Assets (“ROA”) (b) (d)	1.00		1.06	1.00	0.89	0.84			1.02	0.66
Tier 1 Capital Ratio	8.6	(g)	8.5	8.5	8.5	8.2
Total Capital Ratio	12.1	(g)	12.0	12.1	12.0	11.3

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,338,029		$1,328,001	$1,273,282	$1,198,942	$1,203,033	1	11	$1,338,029	$1,203,033	11
Wholesale Loans	179,403		178,215	164,799	150,111	151,591	1	18	179,403	151,591	18
Consumer Loans	284,141		276,889	267,282	269,037	268,913	3	6	284,141	268,913	6
Deposits (e)	582,115		593,716	584,465	554,991	535,123	(2)	9	582,115	535,123	9
Common Stockholders’ Equity	113,561		110,684	108,337	107,072	105,996	3	7	113,561	105,996	7

Headcount	171,589		172,423	170,787	168,847	168,955	-	2	171,589	168,955	2

LINE OF BUSINESS EARNINGS
Investment Bank	$976		$839	$850	$667	$1,068	16	(9)	$2,665	$3,007	(11)
Retail Financial Services	746		868	881	803	656	(14)	14	2,495	2,624	(5)
Card Services	711		875	901	302	541	(19)	31	2,487	1,605	55
Commercial Banking	231		283	240	279	284	(18)	(19)	754	672	12
Treasury & Securities Services	256		316	262	254	222	(19)	15	834	609	37
Asset & Wealth Management	346		343	313	342	315	1	10	1,002	874	15
Corporate (f)	31		16	(366)	51	(559)	94	NM	(319)	(3,606)	91

Net Income	$3,297		$3,540	$3,081	$2,698	$2,527	(7)	30	$9,918	$5,785	71

(a)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, small business and middle market banking businesses of The Bank of New York. These corporate trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related balance sheet, income statement and assets under custody activity has been transferred to the Corporate segment for all periods presented.
(b)	Based on annualized amounts.
(c)	Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate comparisons to competitors.
(d)	Represents Net income divided by Total average assets.
(e)	Excludes deposits of $24.0 billion and $26.5 billion at September 30, 2006 and June 30, 2006, respectively that have been reclassified to Liabilities of discontinued operations held-for-sale.
(f)	Includes the after-tax impact of discontinued operations, material litigation reserve charges/recoveries and Merger costs. See Corporate for additional details.
(g)	Estimated.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
REVENUE
Investment Banking Fees	$1,416	$1,370	$1,169	$1,145	$989	3%	43%	$3,955	$2,943	34%
Principal Transactions	2,636	2,628	2,602	1,423	2,886	-	(9)	7,866	6,246	26
Lending & Deposit Related Fees	867	865	841	853	865	-	-	2,573	2,536	1
Asset Management, Administration and Commissions	2,798	2,933	2,849	2,605	2,500	(5)	12	8,580	7,286	18
Securities Gains (Losses)	40	(502)	(116)	(540)	(44)	NM	NM	(578)	(796)	27
Mortgage Fees and Related Income	62	213	241	155	201	(71)	(69)	516	899	(43)
Credit Card Income	1,567	1,791	1,910	1,402	1,855	(13)	(16)	5,268	5,352	(2)
Other Income	635	464	554	1,761	230	37	176	1,653	923	79

Noninterest Revenue	10,021	9,762	10,050	8,804	9,482	3	6	29,833	25,389	18

Interest Income	14,936	14,413	13,065	11,996	11,290	4	32	42,414	32,619	30
Interest Expense	9,557	9,235	8,072	7,318	6,507	3	47	26,864	17,742	51

Net Interest Income	5,379	5,178	4,993	4,678	4,783	4	12	15,550	14,877	5

TOTAL NET REVENUE	15,400	14,940	15,043	13,482	14,265	3	8	45,383	40,266	13

Provision for Credit Losses	812	493	831	1,224	1,245	65	(35)	2,136	2,259	(5)

NONINTEREST EXPENSE
Compensation Expense	5,390	5,268	5,548	4,237	4,954	2	9	16,206	13,828	17
Occupancy Expense	563	553	594	637	542	2	4	1,710	1,632	5
Technology, Communications and Equipment Expense	911	876	869	904	892	4	2	2,656	2,698	(2)
Professional & Outside Services	966	939	876	985	1,001	3	(3)	2,781	3,177	(12)
Marketing	550	526	519	385	512	5	7	1,595	1,532	4
Other Expense (a)	877	631	816	839	864	39	2	2,324	5,360	(57)
Amortization of Intangibles	346	357	355	366	373	(3)	(7)	1,058	1,124	(6)
Merger Costs	48	86	71	77	221	(44)	(78)	205	645	(68)

TOTAL NONINTEREST EXPENSE	9,651	9,236	9,648	8,430	9,359	4	3	28,535	29,996	(5)

Income from Continuing Operations before Income Tax Expense	4,937	5,211	4,564	3,828	3,661	(5)	35	14,712	8,011	84
Income Tax Expense	1,705	1,727	1,537	1,186	1,192	(1)	43	4,969	2,399	107

Income from Continuing Operations (after-tax)	3,232	3,484	3,027	2,642	2,469	(7)	31	9,743	5,612	74
Income from Discontinued Operations (after-tax) (b)	65	56	54	56	58	16	12	175	173	1

NET INCOME	$3,297	$3,540	$3,081	$2,698	$2,527	(7)	30	$9,918	$5,785	71

DILUTED EARNINGS PER SHARE
Income from Continuing Operations (after-tax)	$0.90	$0.98	$0.85	$0.74	$0.70	(8)	29	$2.73	$1.58	73
Income from Discontinued Operations (after-tax) (b)	0.02	0.01	0.01	0.02	0.01	100	100	0.05	0.04	25

Net Income	$0.92	$0.99	$0.86	$0.76	$0.71	(7)	30	$2.78	$1.62	72

FINANCIAL RATIOS
ROE	12%	13%	12%	10%	9%			12%	7%
ROE-GW	19	22	20	17	16			20	12
ROA	1.00	1.06	1.00	0.89	0.84			1.02	0.66
Effective Income Tax Rate	35	33	34	31	33			34	30
Overhead Ratio	63	62	64	63	66			63	74

EXCLUDING IMPACT OF MERGER COSTS
Income from Continuing Operations	$3,232	$3,484	$3,027	$2,642	$2,469	(7)	31	$9,743	$5,612	74
Less Merger Costs (after-tax)	30	53	44	48	137	(43)	(78)	127	400	(68)

Income from Continuing Operations Excluding Merger Costs	$3,262	$3,537	$3,071	$2,690	$2,606	(8)	25	$9,870	$6,012	64

Diluted Per Share:
Income from Continuing Operations	$0.90	$0.98	$0.85	$0.74	$0.70	(8)	29	$2.73	$1.58	73
Less Merger Costs (after-tax)	0.01	0.01	0.01	0.01	0.04	-	(75)	0.03	0.11	(73)

Income from Continuing Operations Excluding Merger Costs	$0.91	$0.99	$0.86	$0.75	$0.74	(8)	23	$2.76	$1.69	63

(a)	Includes litigation reserve charges of $2,772 million year-to-date 2005 related to the settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings. In the third quarter of 2006, second quarter of 2006, first quarter of 2006 and fourth quarter of 2005, insurance recoveries relating to certain material litigation of $17 million, $260 million, $98 million and $208 million, respectively, were recorded. Year-to-date 2006, insurance recoveries relating to certain material litigation of $375 million were recorded.
(b)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, small business and middle market banking businesses of The Bank of New York. These corporate trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related income statement activity has been transferred to the Corporate segment for all periods presented.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS
(in millions)

						Sep 30, 2006
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2006	2006	2006	2005	2005	2006	2005
ASSETS
Cash and Due from Banks	$36,279	$38,390	$36,903	$36,670	$33,036	(5)%	10%
Deposits with Banks	17,130	14,437	10,545	21,661	14,337	19	19
Federal Funds Sold and Securities Purchased under Resale Agreements	156,194	157,438	153,755	133,981	122,876	(1)	27
Securities Borrowed	89,222	87,377	93,280	74,604	64,381	2	39
Trading Assets:
Debt and Equity Instruments	289,891	295,604	259,275	248,590	250,171	(2)	16
Derivative Receivables	58,265	54,075	52,750	49,787	54,389	8	7
Securities	86,548	78,022	67,126	47,600	68,697	11	26
Interests in Purchased Receivables (a)	-	-	29,029	29,740	28,766	NM	NM
Loans (Net of Allowance for Loan Losses)	456,488	448,028	424,806	412,058	413,284	2	10
Private Equity Investments	5,905	5,974	6,499	6,374	6,081	(1)	(3)
Accrued Interest and Accounts Receivable	21,178	24,418	21,657	22,421	28,872	(13)	(27)
Premises and Equipment	8,553	8,910	8,985	9,081	9,297	(4)	(8)
Goodwill	43,372	43,498	43,899	43,621	43,555	-	-
Other Intangible Assets:
Mortgage Servicing Rights	7,378	8,247	7,539	6,452	6,057	(11)	22
Purchased Credit Card Relationships	2,982	3,138	3,243	3,275	3,352	(5)	(11)
All Other Intangibles	4,078	4,231	4,832	4,832	5,139	(4)	(21)
Other Assets	53,181	54,981	49,159	48,195	50,743	(3)	5
Assets of discontinued operations held-for-sale (b)	1,385	1,233	-	-	-	12	NM

TOTAL ASSETS	$1,338,029	$1,328,001	$1,273,282	$1,198,942	$1,203,033	1	11

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$117,197	$127,311	$128,982	$135,599	$134,129	(8)	(13)
Interest-Bearing	310,401	312,517	309,779	287,774	267,288	(1)	16
Non-U.S. Offices:
Noninterest-Bearing	3,761	6,442	6,591	7,476	6,723	(42)	(44)
Interest-Bearing	150,756	147,446	139,113	124,142	126,983	2	19

Total Deposits	582,115	593,716	584,465	554,991	535,123	(2)	9
Federal Funds Purchased and Securities Sold under Repurchase Agreements	188,395	175,055	151,006	125,925	143,404	8	31
Commercial Paper	18,135	18,554	15,933	13,863	16,166	(2)	12
Other Borrowed Funds	16,252	10,921	14,400	10,479	15,400	49	6
Trading Liabilities:
Debt and Equity Instruments	106,784	105,445	104,160	94,157	99,163	1	8
Derivative Payables	58,462	52,630	55,938	51,773	53,329	11	10
Accounts Payable, Accrued Expenses and Other Liabilities
(including the Allowance for Lending-
Related Commitments)	73,585	82,569	73,693	78,460	74,698	(11)	(1)
Beneficial Interests Issued by Consolidated VIEs	16,254	15,432	42,237	42,197	46,140	5	(65)
Long-Term Debt	126,619	125,280	112,133	108,357	101,853	1	24
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	13,309	10,827	10,980	11,529	11,622	23	15
Liabilities of discontinued operations held-for-sale (b)	24,558	26,888	-	-	-	(9)	NM

TOTAL LIABILITIES	1,224,468	1,217,317	1,164,945	1,091,731	1,096,898	1	12

STOCKHOLDERS’ EQUITY
Preferred Stock	-	-	-	139	139	NM	NM
Common Stock	3,658	3,658	3,645	3,618	3,608	-	1
Capital Surplus	77,457	77,098	76,153	74,994	74,396	-	4
Retained Earnings	40,283	38,208	35,892	33,848	32,350	5	25
Accumulated Other Comprehensive Income (Loss)	(526)	(1,218)	(1,017)	(626)	(602)	57	13
Treasury Stock, at Cost	(7,311)	(7,062)	(6,336)	(4,762)	(3,756)	(4)	(95)

TOTAL STOCKHOLDERS’ EQUITY	113,561	110,684	108,337	107,211	106,135	3	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,338,029	$1,328,001	$1,273,282	$1,198,942	$1,203,033	1	11

(a)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.
(b)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, small business and middle market banking businesses of The Bank of New York. These corporate trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related balance sheet activity has been transferred to the Corporate segment for the periods ended September 30, 2006 and June 30, 2006. See footnote (b) on page 5 for additional details.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
AVERAGE BALANCES (a)
ASSETS
Deposits with Banks	$31,291	$39,193	$20,672	$15,584	$11,388	(20)%	175%	$30,424	$15,075	102%
Federal Funds Sold and Securities Purchased under Resale Agreements (b)	125,618	128,740	129,268	135,155	129,290	(2)	(3)	127,863	119,216	7
Securities Borrowed	82,216	86,742	84,220	72,359	66,817	(5)	23	84,385	59,877	41
Trading Assets - Debt Instruments	213,164	204,551	185,679	181,019	188,684	4	13	201,232	189,838	6
Securities	78,029	82,845	60,216	60,663	65,185	(6)	20	73,762	75,334	(2)
Interests in Purchased Receivables (c)	-	26,221	30,028	28,338	27,905	NM	NM	18,640	28,416	(34)
Loans	461,673	442,601	429,043	421,434	415,574	4	11	444,558	406,131	9

Total Interest-Earning Assets	991,991	1,010,893	939,126	914,552	904,843	(2)	10	980,864	893,887	10
Trading Assets - Equity Instruments	75,366	70,045	70,762	56,970	53,025	8	42	72,075	46,926	54
All Other Noninterest-Earning Assets	218,118	229,898	219,045	214,256	219,452	(5)	(1)	222,349	219,377	1
Assets of discontinued operations held-for-sale (b) (d)	23,664	23,033	19,424	19,006	18,725	3	26	22,056	18,230	21

TOTAL ASSETS	$1,309,139	$1,333,869	$1,248,357	$1,204,784	$1,196,045	(2)	9	$1,297,344	$1,178,420	10

LIABILITIES
Interest-Bearing Deposits (b)	$451,509	$449,782	$419,903	$388,818	$385,540	-	17	$440,514	$381,386	16
Federal Funds Purchased and Securities Sold under Repurchase Agreements	192,674	184,943	158,818	149,269	160,453	4	20	178,936	156,688	14
Commercial Paper	19,207	17,484	15,310	17,393	15,188	10	26	17,348	13,459	29
Other Borrowings (e)	101,366	103,150	107,702	101,261	97,620	(2)	4	104,049	91,239	14
Beneficial Interests Issued by Consolidated VIEs	13,630	43,470	42,192	45,284	44,381	(69)	(69)	32,993	44,469	(26)
Long-Term Debt	133,279	125,723	118,875	117,597	111,921	6	19	126,011	110,608	14

Total Interest-Bearing Liabilities	911,665	924,552	862,800	819,622	815,103	(1)	12	899,851	797,849	13
Noninterest-Bearing Liabilities	262,843	278,229	259,936	261,522	257,892	(6)	2	267,014	257,970	4
Liabilities of discontinued operations held-for-sale (b) (d)	22,825	22,131	18,317	17,576	17,430	3	31	21,107	17,005	24

TOTAL LIABILITIES	1,197,333	1,224,912	1,141,053	1,098,720	1,090,425	(2)	10	1,187,972	1,072,824	11

Preferred Stock	-	-	137	139	139	NM	NM	45	230	(80)
Common Stockholders’ Equity	111,806	108,957	107,167	105,925	105,481	3	6	109,327	105,366	4

TOTAL STOCKHOLDERS’ EQUITY	111,806	108,957	107,304	106,064	105,620	3	6	109,372	105,596	4

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,309,139	$1,333,869	$1,248,357	$1,204,784	$1,196,045	(2)	9	$1,297,344	$1,178,420	10

AVERAGE RATES (a)
INTEREST-EARNING ASSETS
Deposits with Banks	4.46%	4.43%	4.31%	4.77%	4.48%			4.42%	4.19%
Federal Funds Sold and Securities Purchased under Resale Agreements (b)	3.52	3.18	3.21	2.85	2.48			3.30	2.39
Securities Borrowed	4.28	3.89	3.51	3.00	2.63			3.89	2.39
Trading Assets - Debt Instruments	5.28	5.33	5.61	5.08	4.81			5.40	4.93
Securities	5.70	5.45	5.34	5.00	4.56			5.51	4.47
Interests in Purchased Receivables	NM	4.92	4.47	3.97	3.52			4.68	3.06
Loans	7.46	7.25	7.06	6.57	6.39			7.26	6.25
Total Interest-Earning Assets	6.00	5.74	5.67	5.23	4.98			5.81	4.91

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits (b)	3.93	3.67	3.43	3.18	2.72			3.68	2.41
Federal Funds Purchased and Securities Sold under Repurchase Agreements	4.18	3.85	3.47	3.05	2.81			3.86	2.66
Commercial Paper	4.78	4.31	3.97	3.40	3.13			4.39	2.56
Other Borrowings (e)	5.13	4.93	5.16	5.10	4.93			5.08	5.22
Beneficial Interests Issued by Consolidated VIEs	4.16	4.86	3.92	3.66	3.25			4.37	2.87
Long-Term Debt	4.08	4.34	4.21	4.01	3.65			4.21	3.59
Total Interest-Bearing Liabilities	4.16	4.01	3.79	3.54	3.17			3.99	2.97

INTEREST RATE SPREAD	1.84%	1.73%	1.88%	1.69%	1.81%			1.82%	1.94%

NET YIELD ON INTEREST-EARNING ASSETS	2.17%	2.07%	2.19%	2.05%	2.13%			2.14%	2.26%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.54%	2.50%	2.67%	2.51%	2.63%			2.57%	2.79%

(a)	Prior periods have been adjusted to reflect the reclassification of certain balances to more appropriate balance sheet line items.
(b)	For purposes of the consolidated average balance sheet for assets and liabilities transferred to discontinued operations, JPMorgan Chase used Federal funds sold interest income as a reasonable estimate of the earnings on corporate trust deposits; therefore, JPMorgan Chase transferred to Assets of discontinued operations held-for-sale average Federal funds sold, along with the related interest income earned, and transferred to Liabilities of discontinued operations held-for-sale average corporate trust deposits.
(c)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.
(d)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, small business and middle market banking businesses of The Bank of New York. These corporate trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related balance sheet activity has been transferred to the Corporate segment for all periods presented.
(e)	Includes securities sold but not yet purchased.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes the following adjustments: for Card Services and the Firm as a whole, the impact of credit card securitizations are excluded; and for each line of business and the Firm as a whole, Total net revenue is shown on a fully taxable equivalent (“FTE”) basis. These adjustments do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
CREDIT CARD INCOME
Credit Card Income - Reported	$1,567	$1,791	$1,910	$1,402	$1,855	(13)%	(16)%	$5,268	$5,352	(2)%
Impact of:
Credit Card Securitizations	(721)	(937)	(1,125)	(442)	(733)	23	2	(2,783)	(2,276)	(22)

Credit Card Income - Managed	$846	$854	$785	$960	$1,122	(1)	(25)	$2,485	$3,076	(19)

OTHER INCOME
Other Income - Reported	$635	$464	$554	$1,761	$230	37	176	$1,653	$923	79
Impact of:
Tax Equivalent Adjustments	165	170	146	158	155	(3)	6	481	413	16

Other Income - Managed	$800	$634	$700	$1,919	$385	26	108	$2,134	$1,336	60

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue - Reported	$10,021	$9,762	$10,050	$8,804	$9,482	3	6	$29,833	$25,389	18
Impact of:
Credit Card Securitizations	(721)	(937)	(1,125)	(442)	(733)	23	2	(2,783)	(2,276)	(22)
Tax Equivalent Adjustments	165	170	146	158	155	(3)	6	481	413	16

Total Noninterest Revenue - Managed	$9,465	$8,995	$9,071	$8,520	$8,904	5	6	$27,531	$23,526	17

NET INTEREST INCOME
Net Interest Income - Reported	$5,379	$5,178	$4,993	$4,678	$4,783	4	12	$15,550	$14,877	5
Impact of:
Credit Card Securitizations	1,328	1,498	1,574	1,504	1,600	(11)	(17)	4,400	4,990	(12)
Tax Equivalent Adjustments	57	47	71	57	67	21	(15)	175	212	(17)

Net Interest Income - Managed	$6,764	$6,723	$6,638	$6,239	$6,450	1	5	$20,125	$20,079	-

TOTAL NET REVENUE
Total Net Revenue - Reported	$15,400	$14,940	$15,043	$13,482	$14,265	3	8	$45,383	$40,266	13
Impact of:
Credit Card Securitizations	607	561	449	1,062	867	8	(30)	1,617	2,714	(40)
Tax Equivalent Adjustments	222	217	217	215	222	2	-	656	625	5

Total Net Revenue - Managed	$16,229	$15,718	$15,709	$14,759	$15,354	3	6	$47,656	$43,605	9

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses - Reported	$812	$493	$831	$1,224	$1,245	65	(35)	$2,136	$2,259	(5)
Impact of:
Credit Card Securitizations	607	561	449	1,062	867	8	(30)	1,617	2,714	(40)

Provision for Credit Losses - Managed	$1,419	$1,054	$1,280	$2,286	$2,112	35	(33)	$3,753	$4,973	(25)

INCOME TAX EXPENSE
Income Tax Expense - Reported	$1,705	$1,727	$1,537	$1,186	$1,192	(1)	43	$4,969	$2,399	107
Impact of:
Tax Equivalent Adjustments	222	217	217	215	222	2	-	656	625	5

Income Tax Expense - Managed	$1,927	$1,944	$1,754	$1,401	$1,414	(1)	36	$5,625	$3,024	86

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS - MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
TOTAL NET REVENUE (FTE)
Investment Bank	$4,673	$4,184	$4,699	$3,195	$4,471	12%	5%	$13,556	$11,418	19%
Retail Financial Services	3,555	3,779	3,763	3,594	3,590	(6)	(1)	11,097	11,236	(1)
Card Services	3,646	3,664	3,685	3,721	3,980	-	(8)	10,995	11,645	(6)
Commercial Banking	933	949	900	916	877	(2)	6	2,782	2,572	8
Treasury & Securities Services	1,499	1,588	1,485	1,436	1,380	(6)	9	4,572	4,103	11
Asset & Wealth Management	1,636	1,620	1,584	1,511	1,449	1	13	4,840	4,153	17
Corporate	287	(66)	(407)	386	(393)	NM	NM	(186)	(1,522)	88

TOTAL NET REVENUE	$16,229	$15,718	$15,709	$14,759	$15,354	3	6	$47,656	$43,605	9

NET INCOME (LOSS)
Investment Bank	$976	$839	$850	$667	$1,068	16	(9)	$2,665	$3,007	(11)
Retail Financial Services	746	868	881	803	656	(14)	14	2,495	2,624	(5)
Card Services	711	875	901	302	541	(19)	31	2,487	1,605	55
Commercial Banking	231	283	240	279	284	(18)	(19)	754	672	12
Treasury & Securities Services	256	316	262	254	222	(19)	15	834	609	37
Asset & Wealth Management	346	343	313	342	315	1	10	1,002	874	15
Corporate (a)	31	16	(366)	51	(559)	94	NM	(319)	(3,606)	91

TOTAL NET INCOME (b)	$3,297	$3,540	$3,081	$2,698	$2,527	(7)	30	$9,918	$5,785	71

AVERAGE EQUITY (c)
Investment Bank	$21,000	$21,000	$20,000	$20,000	$20,000	-	5	$20,670	$20,000	3
Retail Financial Services	14,300	14,300	13,896	13,700	13,475	-	6	14,167	13,276	7
Card Services	14,100	14,100	14,100	11,800	11,800	-	19	14,100	11,800	19
Commercial Banking	5,500	5,500	5,500	3,400	3,400	-	62	5,500	3,400	62
Treasury & Securities Services	2,200	2,200	2,545	1,525	1,525	-	44	2,314	1,525	52
Asset & Wealth Management	3,500	3,500	3,500	2,400	2,400	-	46	3,500	2,400	46
Corporate	51,206	48,357	47,626	53,100	52,881	6	(3)	49,076	52,965	(7)

TOTAL AVERAGE EQUITY	$111,806	$108,957	$107,167	$105,925	$105,481	3	6	$109,327	$105,366	4

RETURN ON EQUITY (c)
Investment Bank	18%	16%	17%	13%	21%			17%	20%
Retail Financial Services	21	24	26	23	19			24	26
Card Services	20	25	26	10	18			24	18
Commercial Banking	17	21	18	33	33			18	26
Treasury & Securities Services	46	58	42	66	58			48	53
Asset & Wealth Management	39	39	36	57	52			38	49

(a)	Includes the after-tax impact of discontinued operations, material litigation reserve charges/recoveries and Merger costs. See Corporate for additional details.
(b)	Net income includes Income from discontinued operations (after-tax) of $65 million, $56 million, $54 million, $56 million and $58 million for the quarter ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively, and $175 million and $173 million year-to-date 2006 and 2005, respectively.
(c)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. At the time of the Merger, goodwill, as well as the associated capital, was allocated solely to Corporate. Effective January 2006, the Firm prospectively refined its methodology to allocate capital to the business segments to include any goodwill associated with line of business-directed acquisitions since the Merger.

JPMORGAN CHASE & CO. INVESTMENT BANK
FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,419	$1,368	$1,170	$1,161	$985	4%	44%	$3,957	$2,935	35%
Principal Transactions	2,449	2,045	2,375	1,163	2,594	20	(6)	6,869	4,896	40
Lending & Deposit Related Fees	127	134	137	143	148	(5)	(14)	398	451	(12)
Asset Management, Administration and Commissions	468	550	552	460	445	(15)	5	1,570	1,267	24
All Other Income	159	3	275	115	40	NM	298	437	419	4

Noninterest Revenue	4,622	4,100	4,509	3,042	4,212	13	10	13,231	9,968	33
Net Interest Income	51	84	190	153	259	(39)	(80)	325	1,450	(78)

TOTAL NET REVENUE (a)	4,673	4,184	4,699	3,195	4,471	12	5	13,556	11,418	19

Provision for Credit Losses	7	(62)	183	(83)	(46)	NM	NM	128	(755)	NM
Credit Reimbursement from TSS (b)	30	30	30	40	38	-	(21)	90	114	(21)

NONINTEREST EXPENSE
Compensation Expense	2,093	1,961	2,256	1,096	1,885	7	11	6,310	4,696	34
Noncompensation Expense	1,008	985	935	1,067	992	2	2	2,928	2,889	1

TOTAL NONINTEREST EXPENSE	3,101	2,946	3,191	2,163	2,877	5	8	9,238	7,585	22

Income Before Income Tax Expense	1,595	1,330	1,355	1,155	1,678	20	(5)	4,280	4,702	(9)
Income Tax Expense	619	491	505	488	610	26	1	1,615	1,695	(5)

NET INCOME	$976	$839	$850	$667	$1,068	16	(9)	$2,665	$3,007	(11)

FINANCIAL RATIOS
ROE	18%	16%	17%	13%	21%			17%	20%
ROA	0.62	0.50	0.53	0.43	0.69			0.55	0.68
Overhead Ratio	66	70	68	68	64			68	66
Compensation Expense as a % of Total Net Revenue (c)	44	45	43	34	42			44	41

REVENUE BY BUSINESS
Investment Banking Fees:
Advisory	$436	$352	$389	$341	$300	24	45	$1,177	$922	28
Equity Underwriting	275	364	212	311	210	(24)	31	851	553	54
Debt Underwriting	708	652	569	509	475	9	49	1,929	1,460	32

Total Investment Banking Fees	1,419	1,368	1,170	1,161	985	4	44	3,957	2,935	35
Fixed Income Markets	2,370	2,037	1,993	1,112	2,441	16	(3)	6,400	6,165	4
Equities Markets	612	528	1,215	458	713	16	(14)	2,355	1,341	76
Credit Portfolio	272	251	321	464	332	8	(18)	844	977	(14)

Total Net Revenue	$4,673	$4,184	$4,699	$3,195	$4,471	12	5	$13,556	$11,418	19

REVENUE BY REGION
Americas	$2,700	$2,010	$2,067	$1,484	$2,700	34	-	$6,777	$6,774	-
Europe/Middle East/Africa	1,678	1,747	2,047	1,266	1,272	(4)	32	5,472	3,361	63
Asia/Pacific	295	427	585	445	499	(31)	(41)	1,307	1,283	2

Total Net Revenue	$4,673	$4,184	$4,699	$3,195	$4,471	12	5	$13,556	$11,418	19

(a)	Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $197 million, $193 million, $194 million, $191 million and $200 million for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, and $584 million and $561 million year-to-date 2006 and 2005, respectively.
(b)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(c)	Beginning in the quarter ended March 31, 2006, compensation expense to total net revenue ratio is adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the compensation expense to total net revenue ratio for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s compensation expense to total net revenue ratio.

JPMORGAN CHASE & CO. INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$626,245	$672,056	$646,220	$618,171	$617,717	(7)%	1%	$648,101	$593,557	9%
Trading Assets - Debt and Equity Instruments	283,915	268,091	252,415	232,032	234,722	6	21	268,256	231,057	16
Trading Assets - Derivative Receivables	53,184	55,692	49,388	48,741	52,399	(5)	1	52,769	57,429	(8)
Loans:
Loans Retained (a)	61,623	59,026	53,678	48,438	47,411	4	30	58,137	43,591	33
Loans Held-for-Sale (b)	24,030	19,920	19,212	15,368	12,747	21	89	21,072	10,538	100

Total Loans	85,653	78,946	72,890	63,806	60,158	8	42	79,209	54,129	46
Adjusted Assets (c)	539,278	530,057	492,304	459,532	462,056	2	17	520,718	453,990	15
Equity	21,000	21,000	20,000	20,000	20,000	-	5	20,670	20,000	3

Headcount	23,447	22,914	21,705	19,802	19,558	2	20	23,447	19,558	20

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(8)	$(12)	$(21)	$(5)	$(69)	33	88	$(41)	$(121)	66
Nonperforming Assets:
- Nonperforming Loans (d)	420	488	434	594	702	(14)	(40)	420	702	(40)
- Other Nonperforming Assets	36	37	50	51	232	(3)	(84)	36	232	(84)
Allowance for Loan Losses	1,010	1,038	1,117	907	1,002	(3)	1	1,010	1,002	1
Allowance for Lending-Related Commitments	292	249	220	226	211	17	38	292	211	38

Net Charge-off (Recovery) Rate (b)	(0.05)%	(0.08)%	(0.16)%	(0.04)%	(0.58)%			(0.09)%	(0.37)%
Allowance for Loan Losses to Average Loans (b)	1.64	1.76	2.08	1.87	2.11			1.74	2.30
Allowance for Loan Losses to Nonperforming Loans (d)	253	248	305	187	168			253	168
Nonperforming Loans to Average Loans	0.49	0.62	0.60	0.93	1.17			0.53	1.30

MARKET RISK - AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading Activities:
Fixed Income	$63	$52	$60	$69	$57	21	11	$58	$66	(12)
Foreign Exchange	24	25	20	23	24	(4)	-	23	23	-
Equities	32	24	32	30	41	33	(22)	29	35	(17)
Commodities and Other	46	52	47	35	24	(12)	92	48	16	200
Diversification (e)	(82)	(74)	(68)	(64)	(62)	(11)	(32)	(74)	(56)	(32)

Total Trading VAR (f)	83	79	91	93	84	5	(1)	84	84	-

Credit Portfolio VAR (g)	14	14	14	15	15	-	(7)	14	14	-
Diversification (e)	(8)	(9)	(11)	(13)	(13)	11	38	(9)	(12)	25

Total Trading and Credit Portfolio VAR	$89	$84	$94	$95	$86	6	3	$89	$86	3

	YTD 2006		Full Year 2005
	Market		Market
MARKET SHARES AND RANKINGS (h)	Share	Rankings	Share	Rankings
Global Debt, Equity and Equity-Related	7%	#2	7%	#2
Global Syndicated Loans	15%	#1	15%	#1
Global Long-Term Debt	7%	#2	6%	#4
Global Equity and Equity-Related	8%	#5	7%	#6
Global Announced M&A	26%	#3	23%	#3
U.S. Debt, Equity and Equity-Related	9%	#2	8%	#3
U.S. Syndicated Loans	27%	#1	28%	#1
U.S. Long-Term Debt	12%	#2	11%	#2
U.S. Equity and Equity-Related	8%	#5	9%	#6
U.S. Announced M&A	28%	#2	26%	#3

(a)	Loans retained include Credit Portfolio, Conduit loans, leveraged leases, bridge loans for underwriting and other accrual loans.
(b)	Loans held-for-sale, which include warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses, are excluded from Total loans for the allowance coverage ratio and net charge-off rate.
(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (VIEs) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.
(d)	Nonperforming loans include loans held-for-sale of $21 million, $70 million, $68 million, $109 million and $106 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(e)	Average VARs are less than the sum of the VARs of its market risk components due to risk offsets resulting from portfolio diversification. The diversification effect reflects the fact that the risks are not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.
(f)	Includes substantially all trading activities; however, particular risk parameters of certain products are not fully captured, for example, correlation risk.
(g)	Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market hedges of the accrual loan portfolio, which are all reported in Principal Transactions. This VAR does not include the accrual loan portfolio, which is not marked to market.
(h)	Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$406	$390	$371	$374	$380	4%	7%	$1,167	$1,078	8%
Asset Management, Administration and Commissions	326	366	437	365	370	(11)	(12)	1,129	1,133	-
Securities Gains (Losses)	(7)	(39)	(6)	(1)	-	82	NM	(52)	10	NM
Mortgage Fees and Related Income	67	204	236	183	212	(67)	(68)	507	921	(45)
Credit Card Income	136	129	115	118	109	5	25	380	308	23
All Other Income	170	163	48	73	7	4	NM	381	63	NM

Noninterest Revenue	1,098	1,213	1,201	1,112	1,078	(9)	2	3,512	3,513	-
Net Interest Income	2,457	2,566	2,562	2,482	2,512	(4)	(2)	7,585	7,723	(2)

TOTAL NET REVENUE	3,555	3,779	3,763	3,594	3,590	(6)	(1)	11,097	11,236	(1)

Provision for Credit Losses (a)	114	100	85	158	378	14	(70)	299	566	(47)

NONINTEREST EXPENSE
Compensation Expense	886	901	920	853	842	(2)	5	2,707	2,484	9
Noncompensation Expense	1,142	1,246	1,207	1,163	1,189	(8)	(4)	3,595	3,585	-
Amortization of Intangibles	111	112	111	125	125	(1)	(11)	334	375	(11)

TOTAL NONINTEREST EXPENSE	2,139	2,259	2,238	2,141	2,156	(5)	(1)	6,636	6,444	3

Income Before Income Tax Expense	1,302	1,420	1,440	1,295	1,056	(8)	23	4,162	4,226	(2)
Income Tax Expense	556	552	559	492	400	1	39	1,667	1,602	4

NET INCOME	$746	$868	$881	$803	$656	(14)	14	$2,495	$2,624	(5)

FINANCIAL RATIOS
ROE	21%	24%	26%	23%	19%			24%	26%
ROA	1.31	1.49	1.54	1.40	1.14			1.45	1.55
Overhead Ratio	60	60	59	60	60			60	57
Overhead Ratio Excluding Core Deposit Intangibles (b)	57	57	57	56	57			57	54

SELECTED BALANCE SHEETS (Ending)
Assets	$227,056	$233,748	$235,127	$224,801	$230,698	(3)	(2)	$227,056	$230,698	(2)
Loans (c)	205,554	203,928	202,591	197,299	200,434	1	3	205,554	200,434	3
Deposits	198,260	198,273	200,154	191,415	187,621	-	6	198,260	187,621	6

SELECTED BALANCE SHEETS (Average)
Assets	$225,307	$234,097	$231,587	$226,866	$227,875	(4)	(1)	$230,307	$226,200	2
Loans (d)	203,307	201,635	198,797	197,359	199,057	1	2	201,263	198,421	1
Deposits	198,967	199,075	194,382	189,113	187,216	-	6	197,491	186,035	6
Equity	14,300	14,300	13,896	13,700	13,475	-	6	14,167	13,276	7

Headcount	61,915	62,450	62,472	60,998	60,375	(1)	3	61,915	60,375	3

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$128	$113	$121	$162	$144	13	(11)	$362	$410	(12)
Nonperforming Loans (e)	1,404	1,339	1,349	1,338	1,203	5	17	1,404	1,203	17
Nonperforming Assets	1,595	1,520	1,537	1,518	1,387	5	15	1,595	1,387	15
Allowance for Loan Losses	1,306	1,321	1,333	1,363	1,375	(1)	(5)	1,306	1,375	(5)

Net Charge-off Rate (d)	0.27%	0.24%	0.27%	0.36%	0.31%			0.26%	0.30%
Allowance for Loan Losses to Ending Loans (c)	0.69	0.69	0.71	0.75	0.75			0.69	0.75
Allowance for Loan Losses to Nonperforming Loans (e)	95	99	100	104	115			95	115
Nonperforming Loans to Total Loans	0.68	0.66	0.67	0.68	0.60			0.68	0.60

(a)	Third quarter 2005 includes a $250 million special provision related to Hurricane Katrina allocated as follows: $230 million in Regional Banking and $20 million in Auto Finance; within Regional Banking, $140 million was for real estate and $90 million was for Business Banking.
(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank One merger of $109 million, $110 million, $109 million, $124 million, and $124 million for the quarters ending September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, and $328 million and $372 million year-to-date 2006 and 2005, respectively.
(c)	Includes loans held-for-sale of $17,005 million, $11,834 million, $14,343 million, $16,598 million and $17,695 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(d)	Average loans include loans held-for-sale of $13,994 million, $12,903 million, $16,362 million, $16,505 million and $15,707 million for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. The year-to-date average loans held-for-sale were $14,411 million and $15,395 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.
(e)	Nonperforming loans include loans held-for-sale of $24 million, $9 million, $16 million, $27 million and $10 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
REGIONAL BANKING

Noninterest Revenue	$855	$851	$820	$701	$789	-%	8%	$2,526	$2,437	4%
Net Interest Income	2,107	2,212	2,220	2,101	2,089	(5)	1	6,539	6,430	2

Total Net Revenue	2,962	3,063	3,040	2,802	2,878	(3)	3	9,065	8,867	2
Provision for Credit Losses	53	70	66	87	297	(24)	(82)	189	425	(56)
Noninterest Expense	1,611	1,746	1,738	1,636	1,673	(8)	(4)	5,095	5,039	1
Income Before Income Tax Expense	1,298	1,247	1,236	1,079	908	4	43	3,781	3,403	11
Net Income	744	764	757	669	563	(3)	32	2,265	2,111	7

ROE	29%	30%	31%	28%	24%			30%	31%
ROA	1.86	1.86	1.95	1.73	1.46			1.89	1.88
Overhead Ratio	54	57	57	58	58			56	57
Overhead Ratio Excluding Core Deposit Intangibles (a)	51	53	54	54	54			53	53

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$13.3	$14.0	$11.7	$12.1	$14.3	(5)	(7)	$39.0	$42.0	(7)
End of Period Loans Owned:
Home Equity	$80.4	$77.8	$75.3	$73.9	$72.5	3	11	$80.4	$72.5	11
Mortgage	46.6	48.6	47.0	44.6	47.0	(4)	(1)	46.6	47.0	(1)
Business Banking	13.1	13.0	12.8	12.8	12.7	1	3	13.1	12.7	3
Education	9.4	8.3	9.5	3.0	2.9	13	224	9.4	2.9	224
Other Loans (b)	2.2	2.6	2.7	2.6	2.9	(15)	(24)	2.2	2.9	(24)

Total End of Period Loans	151.7	150.3	147.3	136.9	138.0	1	10	151.7	138.0	10
End of Period Deposits:
Checking	$59.8	$62.3	$64.9	$64.9	$62.3	(4)	(4)	$59.8	$62.3	(4)
Savings	86.9	89.1	91.0	87.7	86.9	(2)	-	86.9	86.9	-
Time and Other	41.5	36.5	34.2	29.7	27.0	14	54	41.5	27.0	54

Total End of Period Deposits	188.2	187.9	190.1	182.3	176.2	-	7	188.2	176.2	7
Average Loans Owned:
Home Equity	$78.8	$76.2	$74.1	$72.7	$71.7	3	10	$76.4	$69.0	11
Mortgage Loans	47.8	47.1	44.6	45.6	46.6	1	3	46.5	45.3	3
Business Banking	13.0	13.0	12.8	12.6	12.5	-	4	12.9	12.5	3
Education	8.9	8.7	5.4	2.6	2.2	2	305	7.7	2.8	175
Other Loans (b)	2.2	2.6	3.0	2.7	2.6	(15)	(15)	2.6	3.3	(21)

Total Average Loans (c)	150.7	147.6	139.9	136.2	135.6	2	11	146.1	132.9	10
Average Deposits:
Checking	$60.3	$62.6	$63.0	$61.7	$61.0	(4)	(1)	$61.9	$61.7	-
Savings	88.1	89.8	89.3	87.8	87.1	(2)	1	89.1	87.4	2
Time and Other	39.0	35.4	32.4	28.1	26.3	10	48	35.6	25.4	40

Total Average Deposits	187.4	187.8	184.7	177.6	174.4	-	7	186.6	174.5	7
Average Assets	159.1	164.6	157.1	153.4	152.9	(3)	4	160.3	150.0	7
Average Equity	10.2	10.2	9.8	9.4	9.2	-	11	10.1	9.0	12

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
REGIONAL BANKING (continued)

CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (d) (e)	1.57%	1.48%	1.36%	1.68%	1.45%			1.57%	1.45%
Net Charge-offs
Home Equity	$29	$30	$33	$42	$32	(3)%	(9)%	$92	$99	(7)%
Mortgage	14	9	12	5	6	56	133	35	20	75
Business Banking	19	16	18	32	25	19	(24)	53	69	(23)
Other Loans (f)	1	13	7	6	11	(92)	(91)	21	22	(5)

Total Net Charge-offs	63	68	70	85	74	(7)	(15)	201	210	(4)
Net Charge-off
Home Equity	0.15%	0.16%	0.18%	0.23%	0.18%			0.16%	0.19%
Mortgage	0.12	0.08	0.11	0.04	0.05			0.10	0.06
Business Banking	0.58	0.49	0.57	1.01	0.79			0.55	0.74
Other Loans (c) (f)	0.05	0.55	0.56	0.88	1.68			0.36	0.92
Total Net Charge-off Rate (c) (f)	0.17	0.19	0.21	0.25	0.22			0.19	0.22

Nonperforming Assets (g) (h) (i)	$1,421	$1,349	$1,339	$1,282	$1,141	5	25	$1,421	$1,141	25

RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$3,536	$3,692	$3,553	$2,622	$2,745	(4)	29	$10,781	$8,522	27

Number of:
Branches	2,677	2,660	2,638	2,641	2,549	17 #	128 #	2,677	2,549	128 #
ATMs	7,825	7,753	7,400	7,312	7,136	72	689	7,825	7,136	689
Personal Bankers	7,484	7,260	7,019	7,067	6,719	224	765	7,484	6,719	765
Sales Specialists	3,471	3,376	3,318	3,214	3,117	95	354	3,471	3,117	354
Active Online Customers (in thousands)	5,340	5,072	5,030	4,231	4,099	268	1,241	5,340	4,099	1,241
Checking Accounts (in thousands)	9,270	9,072	8,936	8,793	8,702	198	568	9,270	8,702	568

MORTGAGE BANKING

Production Revenue	$197	$202	$219	$134	$229	(2)%	(14)%	$618	$610	1%
Net Mortgage Servicing Revenue:
Servicing Revenue	579	563	560	546	533	3	9	1,702	1,569	8
Changes in MSR Asset Fair Value:
Due to Inputs or Assumptions in Model (j)	(1,075)	491	711	157	767	NM	NM	127	613	(79)
Other Changes in Fair Value (k)	(327)	(392)	(349)	(309)	(323)	17	(1)	(1,068)	(986)	(8)
Derivative Valuation Adjustments and Other	824	(546)	(753)	(104)	(814)	NM	NM	(475)	(390)	(22)

Total Net Mortgage Servicing Revenue	1	116	169	290	163	(99)	(99)	286	806	(65)

Total Net Revenue	198	318	388	424	392	(38)	(49)	904	1,416	(36)
Noninterest Expense	334	329	324	325	309	2	8	987	914	8
Income (Loss) Before Income Tax Expense	(136)	(11)	64	99	83	NM	NM	(83)	502	NM
Net Income (Loss)	(83)	(7)	39	63	53	NM	NM	(51)	316	NM

ROE	NM	NM	9%	16%	13%			NM	26%
ROA	NM	NM	0.58	1.03	0.89			NM	1.94

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$510.7	$497.4	$484.1	$467.5	$450.3	3	13	$510.7	$450.3	13
MSR Net Carrying Value (Ending)	7.4	8.2	7.5	6.5	6.1	(10)	21	7.4	6.1	21
Average Mortgage Loans Held-for-Sale	10.5	9.8	13.0	13.1	13.5	7	(22)	11.1	11.8	(6)
Average Assets	22.4	23.9	27.1	24.2	23.7	(6)	(5)	24.5	21.8	12
Average Equity	1.7	1.7	1.7	1.6	1.6	-	6	1.7	1.6	6

Mortgage Origination Volume by Channel (in billions)
Retail	$10.1	$10.8	$9.1	$10.7	$13.9	(6)	(27)	$30.0	$35.6	(16)
Wholesale	7.7	8.7	7.4	8.2	10.1	(11)	(24)	23.8	26.0	(8)
Correspondent (Including Negotiated Transactions) (l)	10.6	12.0	11.7	13.0	15.3	(12)	(31)	34.3	35.5	(3)

Total	28.4	31.5	28.2	31.9	39.3	(10)	(28)	88.1	97.1	(9)

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
AUTO FINANCE

Noninterest Revenue	$110	$90	$44	$75	$14	22%	NM	$244	$11	NM
Net Interest Income	285	308	291	293	306	(7)	(7)%	884	942	(6)%

Total Net Revenue	395	398	335	368	320	(1)	23	1,128	953	18
Provision for Credit Losses	61	30	19	71	81	103	(25)	110	141	(22)
Noninterest Expense	194	184	176	180	174	5	11	554	491	13
Income Before Income Tax Expense	140	184	140	117	65	(24)	115	464	321	45
Net Income	85	111	85	71	40	(23)	113	281	197	43

ROE	14%	19%	14%	10%	6%			16%	10%
ROA	0.77	0.98	0.73	0.57	0.31			0.82	0.48

Business Metrics (in billions)
Auto Origination Volume	$5.5	$4.5	$4.3	$4.1	$5.1	22	8	$14.3	$14.0	2
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$38.1	$39.4	$41.0	$41.7	$43.3	(3)	(12)	$38.1	$43.3	(12)
Lease Financing Receivables	2.2	2.8	3.6	4.3	5.1	(21)	(57)	2.2	5.1	(57)
Operating Lease Assets	1.5	1.3	1.1	0.9	0.7	15	114	1.5	0.7	114

Total End-of-Period Loans and Lease Related Assets	41.8	43.5	45.7	46.9	49.1	(4)	(15)	41.8	49.1	(15)
Average Loans and Lease Related Assets
Loans Outstanding (m)	$38.9	$40.3	$41.2	$42.6	$43.7	(3)	(11)	$40.1	$46.5	(14)
Lease Financing Receivables	2.5	3.2	4.0	4.7	5.6	(22)	(55)	3.2	6.6	(52)
Operating Lease Assets	1.4	1.2	1.0	0.8	0.6	17	133	1.2	0.4	200

Total Average Loans and Lease Related Assets	42.8	44.7	46.2	48.1	49.9	(4)	(14)	44.5	53.5	(17)
Average Assets	43.8	45.6	47.3	49.3	51.3	(4)	(15)	45.6	54.5	(16)
Average Equity	2.4	2.4	2.4	2.7	2.7	-	(11)	2.4	2.7	(11)

Credit Quality Statistics
30+ Day Delinquency Rate	1.61%	1.37%	1.39%	1.66%	1.60%			1.61%	1.60%
Net Charge-offs
Loans	$63	$44	$48	$72	$66	43	(5)	$155	$185	(16)
Lease Receivables	2	1	3	5	4	100	(50)	6	15	(60)

Total Net Charge-offs	65	45	51	77	70	44	(7)	161	200	(20)
Net Charge-off Rate
Loans (m)	0.66%	0.45%	0.47%	0.68%	0.60%			0.53%	0.54%
Lease Receivables	0.32	0.13	0.30	0.42	0.28			0.25	0.30
Total Net Charge-off Rate (m)	0.64	0.43	0.46	0.66	0.56			0.51	0.51
Nonperforming Assets	$174	$171	$198	$236	$246	2	(29)	$174	$246	(29)

(a)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank One merger of $109 million, $110 million, $109 million, $124 million and $124 million for the quarters ending September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, and $328 million and $372 million year-to-date 2006 and 2005, respectively.
(b)	Includes commercial loans derived from community development activities and prior to July 3, 2006, includes insurance policy loans.
(c)	Average loans include loans held-for-sale of $2.5 billion, $1.9 billion, $3.3 billion, $2.6 billion and $2.2 billion for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. The year-to-date average loans held-for-sale were $2.6 billion and $2.9 billion for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.
(d)	Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.9 billion, $0.8 billion, $0.9 billion, $0.9 billion and $0.8 billion at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.
(e)	Excludes delinquencies that are insured by government agencies under the Federal Family Education Loan Program of $0.5 billion, $0.4 billion and $0.4 billion at September 30, 2006, June 30, 2006 and March 31, 2006, respectively. Delinquencies were insignificant in the last two quarters of 2005. These amounts are excluded as reimbursement is proceeding normally.
(f)	Includes insignificant amounts of Education net charge-offs.
(g)	Excludes nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.1 billion, $1.1 billion, $1.1 billion, $1.1 billion and $1.0 billion at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.
(h)	Excludes loans that are 90 days past due and still accruing, which are insured by government agencies under the Federal Family Education Loan Program of $0.2 billion for each quarter in 2006. The Education loans past due 90 days were insignificant in the last two quarters of 2005. These amounts are excluded as reimbursement is proceeding normally.
(i)	Includes nonperforming loans held-for-sale related to mortgage banking activities of $3 million, $9 million, $16 million, $27 million and $10 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively.
(j)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model.
(k)	Includes changes in the MSR value due to servicing portfolio runoff (or time decay). Effective January 1, 2006, the Firm implemented SFAS 156, adopting fair value for the MSR asset. For periods prior to January 1, 2006, this amount represents MSR asset amortization expense calculated in accordance with SFAS 140.
(l)	Excludes purchased correspondent bulk servicing. Prior periods have been restated to conform with current methodologies.
(m)	Average loans include loans held-for-sale of $0.9 billion, $1.2 billion and $0.8 billion for the quarters ended September 30, 2006, June 30, 2006 and December 31, 2005, respectively. Average loans held-for-sale for the quarters ended September 30, 2005 and March 31, 2006 were insignificant. The year-to-date average loans held-for-sale was $0.7 billion for both 2006 and 2005. These amounts are not included in the net charge-off rate.

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Credit Card Income	$636	$653	$601	$772	$950	(3)%	(33)%	$1,890	$2,579	(27)%
All Other Income	126	49	71	99	60	157	110	246	113	118

Noninterest Revenue	762	702	672	871	1,010	9	(25)	2,136	2,692	(21)
Net Interest Income	2,884	2,962	3,013	2,850	2,970	(3)	(3)	8,859	8,953	(1)

TOTAL NET REVENUE (a)	3,646	3,664	3,685	3,721	3,980	-	(8)	10,995	11,645	(6)

Provision for Credit Losses (b)	1,270	1,031	1,016	2,236	1,833	23	(31)	3,317	5,110	(35)

NONINTEREST EXPENSE
Compensation Expense	251	251	259	221	284	-	(12)	761	860	(12)
Noncompensation Expense	823	810	796	614	813	2	1	2,429	2,556	(5)
Amortization of Intangibles	179	188	188	182	189	(5)	(5)	555	566	(2)

TOTAL NONINTEREST EXPENSE (a)	1,253	1,249	1,243	1,017	1,286	-	(3)	3,745	3,982	(6)

Income Before Income Tax Expense (a)	1,123	1,384	1,426	468	861	(19)	30	3,933	2,553	54
Income Tax Expense	412	509	525	166	320	(19)	29	1,446	948	53

NET INCOME	$711	$875	$901	$302	$541	(19)	31	$2,487	$1,605	55

Memo: Net Securitization Gains (Amortization)	$48	$(6)	$8	$28	$25	NM	92	$50	$28	79

FINANCIAL METRICS
ROE	20%	25%	26%	10%	18%			24%	18%
Overhead Ratio	34	34	34	27	32			34	34
% of Average Managed Outstandings:
Net Interest Income	8.07	8.66	8.85	8.14	8.55			8.52	8.83
Provision for Credit Losses	3.56	3.01	2.99	6.39	5.28			3.19	5.04
Noninterest Revenue	2.13	2.05	1.97	2.49	2.91			2.05	2.66
Risk Adjusted Margin (c)	6.65	7.70	7.84	4.24	6.18			7.39	6.45
Noninterest Expense	3.51	3.65	3.65	2.91	3.70			3.60	3.93
Pre-tax Income (ROO)	3.14	4.05	4.19	1.34	2.48			3.78	2.52
Net Income	1.99	2.56	2.65	0.86	1.56			2.39	1.58

BUSINESS METRICS
Charge Volume (in billions)	$87.5	$84.4	$74.3	$79.6	$76.4	4	15	$246.2	$222.3	11
Net Accounts Opened (in thousands) (d)	4,186	24,573	2,718	12,501	3,022	(83)	39	31,477	8,555	268
Credit Cards Issued (in thousands)	139,513	136,685	112,446	110,439	98,236	2	42	139,513	98,236	42
Number of Registered Internet Customers (in millions)	20.4	19.1	15.9	14.6	14.6	7	40	20.4	14.6	40

Merchant Acquiring Business (e)
Bank Card Volume (in billions)	$168.7	$166.3	$147.7	$153.4	$143.4	1	18	$482.7	$409.7	18
Total Transactions (in millions) (f)	4,597	4,476	4,130	4,315	3,921	3	17	13,203	11,184	18

(a)	As a result of the integration of Chase Merchant Services and Paymentech merchant processing businesses into a joint venture, beginning in the fourth quarter of 2005, Total Net Revenue, Total Noninterest Expense and Income Before Income Tax Expense have been reduced to reflect the deconsolidation of Paymentech. There is no impact to Net Income.
(b)	Second quarter 2006 includes a $90 million release of Allowance for loan losses related to Hurricane Katrina. Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.
(c)	Represents Total Net Revenue less Provision for Credit Losses.
(d)	Second quarter 2006 includes 21 million accounts from the acquisition of the Kohl’s private label portfolio. Fourth quarter 2005 includes 10 million accounts from the acquisition of the Sears Canada portfolio.
(e)	Represents 100% of the merchant acquiring business.
(f)	Periods prior to the fourth quarter of 2005 have been restated to conform methodologies following the integration of Chase Merchant Services and Paymentech merchant processing businesses.

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$78,587	$72,961	$64,691	$71,738	$68,479	8%	15%	$78,587	$68,479	15%
Securitized Loans	65,245	66,349	69,580	70,527	69,095	(2)	(6)	65,245	69,095	(6)

Managed Loans	$143,832	$139,310	$134,271	$142,265	$137,574	3	5	$143,832	$137,574	5

SELECTED AVERAGE BALANCES
Managed Assets	$148,272	$144,284	$145,994	$144,166	$144,225	3	3	$146,192	$141,180	4
Loans:
Loans on Balance Sheets	$76,655	$68,185	$68,455	$69,038	$68,877	12	11	$71,129	$66,759	7
Securitized Loans	65,061	69,005	69,571	69,840	68,933	(6)	(6)	67,862	68,791	(1)

Managed Loans	$141,716	$137,190	$138,026	$138,878	$137,810	3	3	$138,991	$135,550	3

Equity	14,100	14,100	14,100	11,800	11,800	-	19	14,100	11,800	19

Headcount	18,696	18,753	18,801	18,629	19,463	-	(4)	18,696	19,463	(4)

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,280	$1,121	$1,016	$2,236	$1,633	14	(22)	$3,417	$4,864	(30)
Net Charge-off Rate	3.58%	3.28%	2.99%	6.39%	4.70%			3.29%	4.80%

Delinquency ratios
30+ days	3.17%	3.14%	3.10%	2.79%	3.39%			3.17%	3.39%
90+ days	1.48	1.52	1.39	1.27	1.55			1.48	1.55

Allowance for Loan Losses	$3,176	$3,186	$3,274	$3,274	$3,255	-	(2)	$3,176	$3,255	(2)
Allowance for Loan Losses to Period-end Loans	4.04%	4.37%	5.06%	4.56%	4.75%			4.04%	4.75%

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,357	$1,590	$1,726	$1,214	$1,683	(15)%	(19)%	$4,673	$4,855	(4)%
Securitization Adjustments	(721)	(937)	(1,125)	(442)	(733)	23	2	(2,783)	(2,276)	(22)

Managed Credit Card Income	$636	$653	$601	$772	$950	(3)	(33)	$1,890	$2,579	(27)

Net Interest Income
Reported Data for the Period	$1,556	$1,464	$1,439	$1,346	$1,370	6	14	$4,459	$3,963	13
Securitization Adjustments	1,328	1,498	1,574	1,504	1,600	(11)	(17)	4,400	4,990	(12)

Managed Net Interest Income	$2,884	$2,962	$3,013	$2,850	$2,970	(3)	(3)	$8,859	$8,953	(1)

Total Net Revenue
Reported Data for the Period	$3,039	$3,103	$3,236	$2,659	$3,113	(2)	(2)	$9,378	$8,931	5
Securitization Adjustments	607	561	449	1,062	867	8	(30)	1,617	2,714	(40)

Managed Total Net Revenue	$3,646	$3,664	$3,685	$3,721	$3,980	-	(8)	$10,995	$11,645	(6)

Provision for Credit Losses
Reported Data for the Period (b)	$663	$470	$567	$1,174	$966	41	(31)	$1,700	$2,396	(29)
Securitization Adjustments	607	561	449	1,062	867	8	(30)	1,617	2,714	(40)

Managed Provision for Credit Losses (b)	$1,270	$1,031	$1,016	$2,236	$1,833	23	(31)	$3,317	$5,110	(35)

BALANCE SHEETS - AVERAGE BALANCES (a)
Total Average Assets
Reported Data for the Period	$85,301	$77,371	$78,437	$76,207	$77,204	10	10	$80,395	$74,263	8
Securitization Adjustments	62,971	66,913	67,557	67,959	67,021	(6)	(6)	65,797	66,917	(2)

Managed Average Assets	$148,272	$144,284	$145,994	$144,166	$144,225	3	3	$146,192	$141,180	4

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the period	$673	$560	$567	$1,174	$766	20	(12)	$1,800	$2,150	(16)
Securitization Adjustments	607	561	449	1,062	867	8	(30)	1,617	2,714	(40)

Managed Net Charge-offs	$1,280	$1,121	$1,016	$2,236	$1,633	14	(22)	$3,417	$4,864	(30)

RECONCILIATION OF CARD SERVICES’ MANAGED RESULTS TO ADJUSTED RESULTS AS IF PAYMENTECH HAD NOT BEEN CONSOLIDATED
The financial information below is presented to illustrate the underlying trends of how Card Services may have appeared had Paymentech been deconsolidated prior to the earliest date indicated.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
Noninterest Revenue
Reported for the period	$762	$702	$672	$871	$1,010	9%	(25)%	$2,136	$2,692	(21)%
Adjustment for Paymentech	-	-	-	-	(145)	NM	NM	-	(422)	NM

Adjusted Noninterest Revenue	$762	$702	$672	$871	$865	9	(12)	$2,136	$2,270	(6)

Total Net Revenue
Reported for the period	$3,646	$3,664	$3,685	$3,721	$3,980	-	(8)	$10,995	$11,645	(6)
Adjustment for Paymentech	-	-	-	-	(151)	NM	NM	-	(435)	NM

Adjusted Total Net Revenue	$3,646	$3,664	$3,685	$3,721	$3,829	-	(5)	$10,995	$11,210	(2)

Noninterest Expense
Reported for the period	$1,253	$1,249	$1,243	$1,017	$1,286	-	(3)	$3,745	$3,982	(6)
Adjustment for Paymentech	-	-	-	-	(134)	NM	NM	-	(389)	NM

Adjusted Total Noninterest Expense	$1,253	$1,249	$1,243	$1,017	$1,152	-	9	$3,745	$3,593	4

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated statements of income.
(b)	Second quarter 2006 includes a $90 million release of Allowance for loan losses related to Hurricane Katrina. Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.

JPMORGAN CHASE & CO. COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$145	$147	$142	$143	$145	(1)%	-%	$434	$429	1%
Asset Management, Administration and Commissions	16	16	15	14	15	-	7	47	43	9
All Other Income (a)	95	111	76	97	94	(14)	1	282	261	8

Noninterest Revenue	256	274	233	254	254	(7)	1	763	733	4
Net Interest Income	677	675	667	662	623	-	9	2,019	1,839	10

TOTAL NET REVENUE	933	949	900	916	877	(2)	6	2,782	2,572	8

Provision for Credit Losses (b)	54	(12)	7	(17)	(46)	NM	NM	49	90	(46)

NONINTEREST EXPENSE
Compensation Expense	190	179	197	171	164	6	16	566	484	17
Noncompensation Expense	296	302	285	289	279	(2)	6	883	848	4
Amortization of Intangibles	14	15	16	16	15	(7)	(7)	45	49	(8)

TOTAL NONINTEREST EXPENSE	500	496	498	476	458	1	9	1,494	1,381	8

Income Before Income Tax Expense	379	465	395	457	465	(18)	(18)	1,239	1,101	13
Income Tax Expense	148	182	155	178	181	(19)	(18)	485	429	13

NET INCOME	$231	$283	$240	$279	$284	(18)	(19)	$754	$672	12

MEMO:
Revenue by Product:
Lending	$335	$331	$319	$310	$302	1	11	$985	$905	9
Treasury Services	551	566	550	546	517	(3)	7	1,667	1,516	10
Investment Banking	60	66	40	56	50	(9)	20	166	150	11
Other	(13)	(14)	(9)	4	8	7	NM	(36)	1	NM

Total Commercial Banking Revenue	$933	$949	$900	$916	$877	(2)	6	$2,782	$2,572	8

IB Revenues, Gross (c)	$170	$186	$114	$150	$145	(9)	17	$470	$402	17

Revenue by Business:
Middle Market Banking	$617	$634	$623	$608	$589	(3)	5	$1,874	$1,750	7
Mid-Corporate Banking	160	161	137	148	141	(1)	13	458	403	14
Real Estate	119	114	105	122	114	4	4	338	312	8
Other	37	40	35	38	33	(8)	12	112	107	5

Total Commercial Banking Revenue	$933	$949	$900	$916	$877	(2)	6	$2,782	$2,572	8

FINANCIAL RATIOS
ROE	17%	21%	18%	33%	33%			18%	26%
ROA	1.60	2.01	1.78	2.04	2.17			1.79	1.74
Overhead Ratio	54	52	55	52	52			54	54

(a)	IB-related and commercial card revenues are included in All Other Income.
(b)	Third quarter 2005 includes a $35 million special provision related to Hurricane Katrina.
(c)	Represents 100% of the revenue related to investment banking products for which there is a sharing agreement between Commercial Banking and the Investment Bank and for the investment banking products that are sold through Commercial Banking.

JPMORGAN CHASE & CO. COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$57,378	$56,561	$54,771	$54,205	$51,988	1%	10%	$56,246	$51,735	9%
Loans and Leases (a)	53,404	52,413	50,836	50,042	47,999	2	11	52,227	47,468	10
Liability Balances (b)	72,009	72,556	70,763	68,895	64,772	(1)	11	71,781	65,098	10
Equity	5,500	5,500	5,500	3,400	3,400	-	62	5,500	3,400	62

MEMO:
Loans by Business:
Middle Market Banking	$32,890	$32,492	$31,861	$32,014	$31,402	1	5	$32,418	$30,917	5
Mid-Corporate Banking	8,756	8,269	7,577	7,055	6,434	6	36	8,205	6,163	33
Real Estate	7,564	7,515	7,436	7,350	6,623	1	14	7,505	6,760	11
Other	4,194	4,137	3,962	3,623	3,540	1	18	4,099	3,628	13

Total Commercial Banking Loans	$53,404	$52,413	$50,836	$50,042	$47,999	2	11	$52,227	$47,468	10

Headcount	4,447	4,320	4,310	4,418	4,441	3	-	4,447	4,441	-

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$21	$(3)	$(7)	$21	$6	NM	250	$11	$5	120
Nonperforming Loans	157	225	202	272	369	(30)	(57)	157	369	(57)
Allowance for Loan Losses	1,431	1,394	1,415	1,392	1,423	3	1	1,431	1,423	1
Allowance for Lending-Related Commitments	156	157	145	154	161	(1)	(3)	156	161	(3)

Net Charge-off (Recovery) Rate (a)	0.16%	(0.02)%	(0.06)%	0.17%	0.05%			0.03%	0.01%
Allowance for Loan Losses to Average Loans (a)	2.70	2.68	2.80	2.79	2.98			2.76	3.02
Allowance for Loan Losses to Nonperforming Loans	911	620	700	512	386			911	386
Nonperforming Loans to Average Loans	0.29	0.43	0.40	0.54	0.77			0.30	0.78

(a)	Average loans include loans held-for-sale of $359 million, $334 million, $268 million, $213 million and $298 million for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. The year-to-date average loans held-for-sale were $321 million and $307 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate or allowance coverage ratios.
(b)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES (a)
FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$183	$184	$182	$184	$179	(1)%	2%	$549	$547	-%
Asset Management, Administration and Commissions	642	683	650	629	605	(6)	6	1,975	1,780	11
All Other Income	155	178	146	134	127	(13)	22	479	385	24

Noninterest Revenue	980	1,045	978	947	911	(6)	8	3,003	2,712	11
Net Interest Income	519	543	507	489	469	(4)	11	1,569	1,391	13

TOTAL NET REVENUE	1,499	1,588	1,485	1,436	1,380	(6)	9	4,572	4,103	11

Provision for Credit Losses	1	4	(4)	2	(1)	(75)	NM	1	(2)	NM
Credit Reimbursement to IB (b)	(30)	(30)	(30)	(40)	(38)	-	21	(90)	(114)	21

NONINTEREST EXPENSE
Compensation Expense	557	537	549	454	487	4	14	1,643	1,420	16
Noncompensation Expense	489	493	480	523	493	(1)	(1)	1,462	1,572	(7)
Amortization of Intangibles	18	20	19	20	19	(10)	(5)	57	61	(7)

TOTAL NONINTEREST EXPENSE	1,064	1,050	1,048	997	999	1	7	3,162	3,053	4

Income before Income Tax Expense	404	504	411	397	344	(20)	17	1,319	938	41
Income Tax Expense	148	188	149	143	122	(21)	21	485	329	47

NET INCOME	$256	$316	$262	$254	$222	(19)	15	$834	$609	37

REVENUE BY BUSINESS
Treasury Services	$697	$702	$693	$687	$670	(1)	4	$2,092	$2,009	4
Worldwide Securities Services	802	886	792	749	710	(9)	13	2,480	2,094	18

TOTAL NET REVENUE	$1,499	$1,588	$1,485	$1,436	$1,380	(6)	9	$4,572	$4,103	11

FINANCIAL RATIOS
ROE	46%	58%	42%	66%	58%			48%	53%
Overhead Ratio	71	66	71	69	72			69	74
Pre-tax Margin Ratio (c)	27	32	28	28	25			29	23

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions)	$12,873	$11,536	$11,179	$10,662	$10,448	12	23	$12,873	$10,448	23

Number of:
US$ ACH transactions originated (in millions)	886	848	838	787	753	4	18	2,572	2,179	18
Total US$ Clearing Volume (in thousands)	26,252	26,506	25,182	24,902	24,906	(1)	5	77,940	70,811	10
International Electronic Funds Transfer Volume (in thousands) (d)	35,322	35,255	33,741	29,641	22,723	-	55	104,318	59,896	74
Wholesale Check Volume (in millions)	860	904	852	876	928	(5)	(7)	2,616	2,859	(8)
Wholesale Cards Issued (in thousands) (e)	16,662	16,271	16,977	13,206	12,810	2	30	16,662	12,810	30

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES (a)
FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
SELECTED BALANCE SHEETS (Average)
Total Assets	$30,558	$31,774	$29,230	$29,280	$27,679	(4)%	10%	$30,526	$27,846	10%
Loans	15,231	14,993	12,940	13,826	12,160	2	25	14,396	11,851	21
Liability Balances (f)	192,518	194,181	178,133	161,976	157,493	(1)	22	188,330	152,289	24
Equity	2,200	2,200	2,545	1,525	1,525	-	44	2,314	1,525	52

Headcount	24,575	24,100	23,598	22,207	21,878	2	12	24,575	21,878	12

TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (g)	$1,300	$1,318	$1,291	$1,280	$1,232	(1)	6	$3,909	$3,657	7
Treasury & Securities Services Firmwide Revenue (g)	2,102	2,204	2,083	2,029	1,942	(5)	8	6,389	5,751	11

Treasury Services Firmwide Overhead Ratio (h)	57%	56%	56%	57%	59%			56%	58%
Treasury & Securities Services Firmwide Overhead Ratio (h)	63	59	62	62	64			61	66

Treasury Services Firmwide Liability Balances (Average) (i)	$162,326	$161,866	$155,422	$146,266	$140,079	-	16	$159,897	$137,325	16
Treasury & Securities Services Firmwide Liability Balances (Average) (i)	264,527	265,398	248,328	230,854	222,264	-	19	259,477	217,387	19
FOOTNOTES

(a)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, small business and middle market banking businesses of The Bank of New York. These corporate trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related balance sheet, income statement and assets under custody activity has been transferred to the Corporate segment for all periods presented.

(b)	Treasury & Securities Services (“TSS”) is charged a credit reimbursement related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS.

(c)	Pre-tax margin represents Income before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings, after all operating costs are taken into consideration.

(d)	International Electronic Funds Transfer includes non-US$ ACH and clearing volume.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(f)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.
TSS FIRMWIDE METRICS
TSS firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(g)	Firmwide revenue includes TS revenue recorded in the Commercial Banking (“CB”), Regional Banking and Asset & Wealth Management lines of business (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which include FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $85 million for the quarter ended September 30, 2006 and $349 million year-to-date 2006.

(h)	Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(i)	Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the CB line of business are not included in TS liability balances.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
TS Revenue Reported in CB	$551	$566	$550	$546	$517	(3)%	7%	$1,667	$1,516	10%
TS Revenue Reported in Other Lines of Business	52	50	48	47	45	4	16	150	132	14

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS (in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$1,285	$1,279	$1,222	$1,155	$1,065	-%	21%	$3,786	$3,034	25%
All Other Income	120	93	116	98	117	29	3	329	296	11

Noninterest Revenue	1,405	1,372	1,338	1,253	1,182	2	19	4,115	3,330	24
Net Interest Income	231	248	246	258	267	(7)	(13)	725	823	(12)

TOTAL NET REVENUE	1,636	1,620	1,584	1,511	1,449	1	13	4,840	4,153	17

Provision for Credit Losses (a)	(28)	(7)	(7)	(10)	(19)	(300)	(47)	(42)	(46)	9

NONINTEREST EXPENSE
Compensation Expense	676	669	682	578	554	1	22	2,027	1,601	27
Noncompensation Expense	417	390	394	431	397	7	5	1,201	1,151	4
Amortization of Intangibles	22	22	22	24	25	-	(12)	66	75	(12)

TOTAL NONINTEREST EXPENSE	1,115	1,081	1,098	1,033	976	3	14	3,294	2,827	17

Income Before Income Tax Expense	549	546	493	488	492	1	12	1,588	1,372	16
Income Tax Expense	203	203	180	146	177	-	15	586	498	18

NET INCOME	$346	$343	$313	$342	$315	1	10	$1,002	$874	15

REVENUE BY CLIENT SEGMENT
Private Bank	$469	$469	$441	$437	$421	-	11	$1,379	$1,252	10
Institutional	464	449	435	402	358	3	30	1,348	993	36
Retail	456	446	442	420	415	2	10	1,344	1,124	20
Private Client Services	247	256	266	252	255	(4)	(3)	769	784	(2)

Total Net Revenue	$1,636	$1,620	$1,584	$1,511	$1,449	1	13	$4,840	$4,153	17

FINANCIAL RATIOS
ROE	39%	39%	36%	57%	52%			38%	49%
Overhead Ratio	68	67	69	68	67			68	68
Pre-tax Margin Ratio (b)	34	34	31	32	34			33	33

BUSINESS METRICS
Number of:
Client Advisors	1,489	1,486	1,499	1,484	1,461	-	2	1,489	1,461	2
Retirement Planning Services Participants	1,372,000	1,361,000	1,327,000	1,299,000	1,293,000	1	6	1,372,000	1,293,000	6

% of Customer Assets in 4 & 5 Star Funds (c)	58%	56%	54%	46%	44%	4	32	58%	44%	32

% of AUM in 1st and 2nd Quartiles: (d)
1 Year	79%	71%	72%	69%	62%	11	27	79%	62%	27
3 Years	75%	75%	75%	68%	72%	-	4	75%	72%	4
5 Years	80%	81%	75%	74%	72%	(1)	11	80%	72%	11

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$43,524	$43,228	$41,012	$42,213	$42,427	1	3	$42,597	$41,391	3
Loans (e)	26,770	25,807	24,482	26,657	26,850	4	-	25,695	26,595	(3)
Deposits (e) (f)	51,395	51,583	48,066	44,205	41,453	-	24	50,360	41,421	22
Equity	3,500	3,500	3,500	2,400	2,400	-	46	3,500	2,400	46

Headcount	12,761	12,786	12,511	12,127	12,531	-	2	12,761	12,531	2

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(24)	$(4)	$7	$8	$23	(500)	NM	$(21)	$15	NM
Nonperforming Loans	57	76	79	104	118	(25)	(52)	57	118	(52)
Allowance for Loan Losses	112	117	119	132	148	(4)	(24)	112	148	(24)
Allowance for Lending Related Commitments	4	3	3	4	6	33	(33)	4	6	(33)

Net Charge-off (Recovery) Rate	(0.36)%	(0.06)%	0.12%	0.12%	0.34%			(0.11)%	0.08%
Allowance for Loan Losses to Average Loans	0.42	0.45	0.49	0.50	0.55			0.44	0.56
Allowance for Loan Losses to Nonperforming Loans	196	154	151	127	125			196	125
Nonperforming Loans to Average Loans	0.21	0.29	0.32	0.39	0.44			0.22	0.44

(a)	Third quarter 2005 includes a $3 million special provision related to Hurricane Katrina.
(b)	Pre-tax margin represents Income before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.
(c)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(d)	Quartile rankings sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(e)	The sale of BrownCo, which occurred on November 30, 2005, included $3.0 billion in both loans and deposits; the respective fourth quarter 2005 average balances were approximately $2.0 billion.
(f)	Reflects the transfer in 2005 of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Sep 30, 2006
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2006	2006	2006	2005	2005	2006	2005
Assets by Asset Class
Liquidity (a)	$281	$247	$236	$238	$239	14%	18%
Fixed Income	171	172	166	165	166	(1)	3
Equities & Balanced	392	393	397	370	351	-	12
Alternatives	91	86	74	74	72	6	26

TOTAL ASSETS UNDER MANAGEMENT	935	898	873	847	828	4	13
Custody / Brokerage / Administration / Deposits	330	315	324	302	325	5	2

TOTAL ASSETS UNDER SUPERVISION	$1,265	$1,213	$1,197	$1,149	$1,153	4	10

Assets by Client Segment
Institutional (b)	$503	$484	$468	$481	$479	4	5
Private Bank	150	143	137	145	142	5	6
Retail (b)	228	219	214	169	155	4	47
Private Client Services	54	52	54	52	52	4	4

TOTAL ASSETS UNDER MANAGEMENT	$935	$898	$873	$847	$828	4	13

Institutional (b)	$505	$486	$471	$484	$483	4	5
Private Bank	347	331	332	318	309	5	12
Retail (b)	309	295	291	245	261	5	18
Private Client Services	104	101	103	102	100	3	4

TOTAL ASSETS UNDER SUPERVISION	$1,265	$1,213	$1,197	$1,149	$1,153	4	10

Assets by Geographic Region
U.S. / Canada	$596	$577	$564	$562	$548	3	9
International	339	321	309	285	280	6	21

TOTAL ASSETS UNDER MANAGEMENT	$935	$898	$873	$847	$828	4	13

U.S. / Canada	$855	$828	$822	$805	$815	3	5
International	410	385	375	344	338	6	21

TOTAL ASSETS UNDER SUPERVISION	$1,265	$1,213	$1,197	$1,149	$1,153	4	10

Mutual Funds Assets by Asset Class
Liquidity	$221	$178	$167	$182	$188	24	18
Fixed Income	45	47	48	45	39	(4)	15
Equity	184	194	189	150	137	(5)	34

TOTAL MUTUAL FUND ASSETS	$450	$419	$404	$377	$364	7	24

(a)	Third quarter 2006 data reflects the reclassification of $19 billion of assets under management into liquidity from other asset classes. Prior period data were not restated.
(b)	During the first quarter of 2006, assets under management of $22 billion from Retirement Planning Services has been reclassified from the Institutional client segment to the Retail client segment in order to be consistent with the revenue by client segment reporting.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	3Q06	2Q06	1Q06	4Q05	3Q05	2006	2005
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$898	$873	$847	$828	$783	$847	$791
Flows:
Liquidity	15	10	(5)	-	19	20	8
Fixed Income	4	6	-	2	(4)	10	(2)
Equities, Balanced & Alternatives	3	13	13	11	4	29	13
Market / Performance / Other Impacts	15	(4)	18	6	26	29	18

TOTAL ASSETS UNDER MANAGEMENT	$935	$898	$873	$847	$828	$935	$828

Assets Under Supervision Rollforward
Beginning Balance	$1,213	$1,197	$1,149	$1,153	$1,093	$1,149	$1,106
Net Asset Flows	26	33	12	15	28	71	34
Acquisitions / Divestitures (a)	-	-	-	(33)	-	-	-
Market / Performance / Other Impacts	26	(17)	36	14	32	45	13

TOTAL ASSETS UNDER SUPERVISION	$1,265	$1,213	$1,197	$1,149	$1,153	$1,265	$1,153

(a)	Reflects the sale of BrownCo in the fourth quarter of 2005 ($33 billion).

JPMORGAN CHASE & CO. CORPORATE
FINANCIAL HIGHLIGHTS
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Principal Transactions	$193	$550	$196	$229	$262	(65)%	(26)%	$939	$1,294	(27)%
Securities Gains (Losses)	24	(492)	(158)	(547)	(43)	NM	NM	(626)	(938)	33
All Other Income (a)	125	231	102	1,359	38	(46)	229	458	222	106

Noninterest Revenue	342	289	140	1,041	257	18	33	771	578	33
Net Interest Income	(55)	(355)	(547)	(655)	(650)	85	92	(957)	(2,100)	54

TOTAL NET REVENUE	287	(66)	(407)	386	(393)	NM	NM	(186)	(1,522)	88

Provision for Credit Losses (b)	1	-	-	-	13	NM	(92)	1	10	(90)

NONINTEREST EXPENSE
Compensation Expense	737	770	685	864	738	(4)	-	2,192	2,283	(4)
Noncompensation Expense (c)	729	335	609	765	776	118	(6)	1,673	5,198	(68)
Merger Costs	48	86	71	77	221	(44)	(78)	205	645	(68)

Subtotal	1,514	1,191	1,365	1,706	1,735	27	(13)	4,070	8,126	(50)
Net Expenses Allocated to Other Businesses	(1,035)	(1,036)	(1,033)	(1,103)	(1,128)	-	8	(3,104)	(3,402)	9

TOTAL NONINTEREST EXPENSE	479	155	332	603	607	209	(21)	966	4,724	(80)

Income (Loss) from continuing operations before Income Tax Expense	(193)	(221)	(739)	(217)	(1,013)	13	81	(1,153)	(6,256)	82
Income Tax Expense (Benefit)	(159)	(181)	(319)	(212)	(396)	12	60	(659)	(2,477)	73

Income (Loss) from Continuing Operations	$(34)	$(40)	$(420)	$(5)	$(617)	15	94	$(494)	$(3,779)	87
Income from Discontinued Operations (after-tax) (d)	65	56	54	56	58	16	12	175	173	1

NET INCOME (LOSS)	$31	$16	$(366)	$51	$(559)	94	NM	$(319)	$(3,606)	91

MEMO:
TOTAL NET REVENUE
Private Equity	$188	$500	$204	$251	$272	(62)	(31)	$892	$1,271	(30)
Treasury	185	(562)	(466)	(986)	(489)	NM	NM	(843)	(2,294)	63
Corporate Other (a)	(86)	(4)	(145)	1,121	(176)	NM	51	(235)	(499)	53

TOTAL NET REVENUE	$287	$(66)	$(407)	$386	$(393)	NM	NM	$(186)	$(1,522)	88

NET INCOME (LOSS)
Private Equity	$95	$293	$103	$121	$141	(68)	(33)	$491	$700	(30)
Treasury	70	(347)	(272)	(575)	(301)	NM	NM	(549)	(1,454)	62
Corporate Other (a) (c)	(169)	67	(207)	497	(320)	NM	47	(309)	(2,625)	88
Merger Costs	(30)	(53)	(44)	(48)	(137)	43	78	(127)	(400)	68

Income (Loss) from Continuing Operations	$(34)	$(40)	$(420)	$(5)	$(617)	15	94	$(494)	$(3,779)	87
Income from Discontinued Operations (after-tax)	65	56	54	56	58	16	12	175	173	1

TOTAL NET INCOME (LOSS)	$31	$16	$(366)	$51	$(559)	94	NM	$(319)	$(3,606)	91

Headcount	25,748	27,100	27,390	30,666	30,709	(5)	(16)	25,748	30,709	(16)

(a)	Includes a gain of $103 million in the second quarter of 2006 related to the initial public offering of MasterCard, and the gain of $1,254 million on the sale of BrownCo in the fourth quarter of 2005.
(b)	Third quarter 2005 includes a $12 million special provision related to Hurricane Katrina.
(c)	Includes litigation reserve charges of $2,772 million year-to-date 2005 related to the settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings. In the third quarter of 2006, second quarter of 2006, first quarter of 2006 and fourth quarter of 2005, insurance recoveries relating to certain material litigation of $17 million, $260 million, $98 million and $208 million, respectively, were recorded. Year-to-date 2006, insurance recoveries relating to certain material litigation of $375 million were recorded.
(d)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, small business and middle market banking businesses of The Bank of New York. These corporate trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related balance sheet, income statement and assets under custody activity has been transferred to the Corporate segment for all periods presented.

JPMORGAN CHASE & CO. CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
SUPPLEMENTAL

TREASURY
Securities Gains (Losses) (a)	$24	$(492)	$(158)	$(547)	$(43)	NM	NM	$(626)	$(939)	33%
Investment Securities Portfolio (Average)	68,619	63,714	39,989	37,814	39,351	8%	74%	57,545	49,453	16
Investment Securities Portfolio (Ending)	77,116	61,990	46,093	32,253	42,754	24	80	77,116	42,754	80

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$194	$568	$207	$351	$430	(66)	(55)	$969	$1,618	(40)
Write-ups / (Write-downs)	(21)	(74)	10	(74)	(71)	72	70	(85)	2	NM
Mark-to-Market Gains (Losses)	25	49	4	(32)	(64)	(49)	NM	78	(306)	NM

Total Direct Investments	198	543	221	245	295	(64)	(33)	962	1,314	(27)
Third-Party Fund Investments	28	6	16	44	18	367	56	50	88	(43)

Total Private Equity Gains (b)	$226	$549	$237	$289	$313	(59)	(28)	$1,012	$1,402	(28)

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$696	$589	$501	$479	$563	18	24
Cost	539	446	395	403	451	21	20
Quoted Public Value	1,022	808	677	683	795	26	29
Privately-Held Direct Securities
Carrying Value	4,241	4,321	5,077	5,028	4,793	(2)	(12)
Cost	5,482	5,647	6,501	6,463	6,187	(3)	(11)
Third-Party Fund Investments
Carrying Value	682	642	675	669	561	6	22
Cost	1,000	963	1,000	1,003	920	4	9

Total Private Equity Portfolio - Carrying Value	$5,619	$5,552	$6,253	$6,176	$5,917	1	(5)

Total Private Equity Portfolio - Cost	$7,021	$7,056	$7,896	$7,869	$7,558	-	(7)

(a)	Losses reflect repositioning of the Treasury investment securities portfolio. Excludes gains/losses on securities used to manage risk associated with MSRs.
(b)	Included in Principal Transactions.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION
(in millions)

						Sep 30, 2006
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2006	2006	2006	2005	2005	2006	2005
CREDIT EXPOSURE
WHOLESALE (a)
Loans - U.S.	$123,791	$125,870	$118,501	$112,065	$113,048	(2)%	10%
Loans - Non-U.S.	55,612	52,345	46,298	38,046	38,543	6	44

TOTAL WHOLESALE LOANS - REPORTED	179,403	178,215	164,799	150,111	151,591	1	18

CONSUMER
Home Equity	80,399	77,826	75,241	73,866	72,504	3	11
Mortgage	60,075	60,014	57,690	58,959	60,995	-	(2)
Auto Loans and Leases	40,310	42,184	44,600	46,081	48,444	(4)	(17)
All Other Loans	24,770	23,904	25,060	18,393	18,491	4	34

Total Retail Financial Services	205,554	203,928	202,591	197,299	200,434	1	3
Credit Card Receivables - Reported	78,587	72,961	64,691	71,738	68,479	8	15

TOTAL CONSUMER LOANS - REPORTED	284,141	276,889	267,282	269,037	268,913	3	6

TOTAL LOANS - REPORTED	463,544	455,104	432,081	419,148	420,504	2	10
Credit Card Securitizations	65,245	66,349	69,580	70,527	69,095	(2)	(6)

TOTAL LOANS - MANAGED	528,789	521,453	501,661	489,675	489,599	1	8
Derivative Receivables	58,265	54,075	52,750	49,787	54,389	8	7
Interests in Purchased Receivables (b) (c)	-	-	29,029	29,740	28,766	NM	NM

TOTAL CREDIT-RELATED ASSETS	587,054	575,528	583,440	569,202	572,754	2	2
Wholesale Lending-Related Commitments (c)	374,417	366,914	322,575	321,109	314,537	2	19

TOTAL	$961,471	$942,442	$906,015	$890,311	$887,291	2	8

Memo: Total by Category
Total Wholesale Exposure (d)	$612,085	$599,204	$569,153	$550,747	$549,283	2	11
Total Consumer Managed Loans (e)	349,386	343,238	336,862	339,564	338,008	2	3

Total	$961,471	$942,442	$906,015	$890,311	$887,291	2	8

Risk Profile of Wholesale Credit Exposure:
Investment-Grade (f)	$481,249	$464,982	$445,848	$432,648	$430,012	3	12

Noninvestment-Grade: (f)
Noncriticized	106,831	105,383	98,354	95,375	98,380	1	9
Criticized Performing	4,169	3,431	4,325	4,222	4,857	22	(14)
Criticized Nonperforming	674	783	731	950	1,337	(14)	(50)

Total Noninvestment-Grade	$111,674	$109,597	$103,410	$100,547	$104,574	2	7

Held-for-Sale:
Held-for-Sale Wholesale Loans	$18,889	$24,323	$19,555	$17,211	$14,339	(22)	32
Purchased Nonperforming Held-for-Sale Wholesale Loans (g)	273	302	340	341	358	(10)	(24)

Total Held-for-Sale	$19,162	$24,625	$19,895	$17,552	$14,697	(22)	30

Total Wholesale Exposure	$612,085	$599,204	$569,153	$550,747	$549,283	2	11

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	These represent undivided interests in pools of receivables and similar types of assets.
(c)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.
(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables and Wholesale Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(f)	Excludes loans held-for-sale (“HFS”).
(g)	Represents distressed HFS wholesale loans purchased as part of IB’s proprietary activities.
Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
      Investment-Grade: AAA / Aaa to BBB- / Baa3
      Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2006
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2006	2006	2006	2005	2005	2006	2005
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans - U.S.	$486	$663	$572	$819	$914	(27)%	(47)%
Loans - Non-U.S.	170	148	165	173	278	15	(39)

TOTAL WHOLESALE LOANS-REPORTED (a)	656	811	737	992	1,192	(19)	(45)

CONSUMER LOANS
Home Equity	400	403	451	422	394	(1)	2
Mortgage	588	503	451	442	316	17	86
Auto Loans and Leases	130	133	157	193	202	(2)	(36)
All Other Loans	286	300	290	281	291	(5)	(2)

Total Retail Financial Services	1,404	1,339	1,349	1,338	1,203	5	17
Credit Card Receivables - Reported	10	11	12	13	9	(9)	11

TOTAL CONSUMER LOANS-REPORTED	1,414	1,350	1,361	1,351	1,212	5	17

TOTAL LOANS REPORTED (a)	2,070	2,161	2,098	2,343	2,404	(4)	(14)
Derivative Receivables	35	36	49	50	231	(3)	(85)
Assets Acquired in Loan Satisfactions	195	187	201	197	204	4	(4)

TOTAL NONPERFORMING ASSETS (a)	$2,300	$2,384	$2,348	$2,590	$2,839	(4)	(19)

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$273	$302	$340	$341	$358	(10)	(24)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.45%	0.47%	0.49%	0.56%	0.57%
NONPERFORMING ASSETS BY LOB
Investment Bank	$456	$525	$484	$645	$934	(13)	(51)
Retail Financial Services	1,595	1,520	1,537	1,518	1,387	5	15
Card Services	10	11	12	13	9	(9)	11
Commercial Banking	160	230	214	288	388	(30)	(59)
Treasury & Securities Services	22	22	22	22	3	-	NM
Asset & Wealth Management	57	76	79	104	118	(25)	(52)

TOTAL	$2,300	$2,384	$2,348	$2,590	$2,839	(4)	(19)

(a)	Excludes purchased HFS wholesale loans.
(b)	Represents distressed HFS wholesale loans purchased as part of IB’s proprietary activities, which are excluded from nonperforming assets.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
GROSS CHARGE-OFFS

Wholesale Loans	$48	$23	$39	$123	$40	109%	20%	$110	$132	(17)%
Consumer (Excluding Card)	186	172	178	216	193	8	(4)	536	579	(7)
Credit Card Receivables - Reported	777	653	665	1,374	881	19	(12)	2,095	2,445	(14)

Total Loans - Reported	1,011	848	882	1,713	1,114	19	(9)	2,741	3,156	(13)
Credit Card Securitizations	702	656	527	1,243	999	7	(30)	1,885	3,093	(39)

Total Loans - Managed	1,713	1,504	1,409	2,956	2,113	14	(19)	4,626	6,249	(26)

RECOVERIES

Wholesale Loans	59	42	59	99	80	40	(26)	160	233	(31)
Consumer (Excluding Card)	58	59	57	54	49	(2)	18	174	169	3
Credit Card Receivables - Reported	104	93	98	200	115	12	(10)	295	295	-

Total Loans - Reported	221	194	214	353	244	14	(9)	629	697	(10)
Credit Card Securitizations	95	95	78	181	132	-	(28)	268	379	(29)

Total Loans - Managed	316	289	292	534	376	9	(16)	897	1,076	(17)

NET CHARGE-OFFS

Wholesale Loans	(11)	(19)	(20)	24	(40)	42	73	(50)	(101)	50
Consumer (Excluding Card)	128	113	121	162	144	13	(11)	362	410	(12)
Credit Card Receivables - Reported	673	560	567	1,174	766	20	(12)	1,800	2,150	(16)

Total Loans - Reported	790	654	668	1,360	870	21	(9)	2,112	2,459	(14)
Credit Card Securitizations	607	561	449	1,062	867	8	(30)	1,617	2,714	(40)

Total Loans - Managed	$1,397	$1,215	$1,117	$2,422	$1,737	15	(20)	$3,729	$5,173	(28)

NET CHARGE-OFF RATES - ANNUALIZED
Wholesale Loans (a)	(0.03)%	(0.05)%	(0.06)%	0.07%	(0.12)%			(0.04)%	(0.10)%
Consumer (Excluding Card) (b)	0.27	0.24	0.27	0.36	0.31			0.26	0.30
Credit Card Receivables - Reported	3.48	3.29	3.36	6.75	4.41			3.38	4.31
Total Loans - Reported (a) (b)	0.74	0.64	0.69	1.39	0.89			0.69	0.87
Credit Card Securitizations	3.70	3.26	2.62	6.03	4.99			3.19	5.27
Total Loans - Managed (a) (b)	1.13	1.02	0.98	2.09	1.51			1.05	1.54

Memo: Credit Card - Managed	3.58	3.28	2.99	6.39	4.70			3.29	4.80

(a)	Average wholesale loans held-for-sale were $24,389 million, $20,254 million, $19,480 million, $15,581 million and $13,045 million for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. The year-to-date average loans held-for-sale were $21,393 million and $10,845 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rates.
(b)	Average consumer loans (excluding Card) held-for-sale were $13,994 million, $12,903 million, $16,362 million, $16,505 million and $15,707 million for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. The year-to-date average loans held-for-sale were $14,411 million and $15,395 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,076	$7,275	$7,090	$7,220	$6,794	(3)%	4%	$7,090	$7,320	(3)%
Net Charge-Offs	(790)	(654)	(668)	(1,360)	(870)	(21)	9	(2,112)	(2,459)	14
Provision for Loan Losses	768	453	847	1,219	1,289	70	(40)	2,068	2,356	(12)
Other	2	2	6	11	7	-	(71)	10	3	233

Ending Balance	$7,056	$7,076	$7,275	$7,090	$7,220	-	(2)	$7,056	$7,220	(2)

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$424	$384	$400	$395	$439	10	(3)	$400	$492	(19)
Provision for Lending-Related Commitments	44	40	(16)	5	(44)	10	NM	68	(97)	NM

Ending Balance	$468	$424	$384	$400	$395	10	18	$468	$395	18

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$101	$160	$118	$203	$341	(37)	(70)
Formula - Based
Statistical Calculation	1,653	1,639	1,713	1,629	1,590	1	4
Adjustments to the Statistical Calculation	820	770	837	621	659	6	24

Total Wholesale	2,574	2,569	2,668	2,453	2,590	-	(1)

Consumer
Formula - Based
Statistical Calculation	3,258	3,217	3,288	3,422	3,432	1	(5)
Adjustments to the Statistical Calculation	1,224	1,290	1,319	1,215	1,198	(5)	2

Total Consumer	4,482	4,507	4,607	4,637	4,630	(1)	(3)

Total Allowance for Loan Losses	7,056	7,076	7,275	7,090	7,220	-	(2)
Allowance for Lending-Related Commitments	468	424	384	400	395	10	18

Total Allowance for Credit Losses	$7,524	$7,500	$7,659	$7,490	$7,615	-	(1)

Wholesale Allowance for Loan Losses to Total Wholesale Loans (a)	1.61%	1.67%	1.84%	1.85%	1.89%
Consumer Allowance for Loan Losses to Total Consumer Loans (b)	1.68	1.70	1.82	1.84	1.84
Allowance for Loan Losses to Total Loans (a) (b)	1.65	1.69	1.83	1.84	1.86
Allowance for Loan Losses to Total Nonperforming Loans (c)	348	340	361	321	316

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,010	$1,038	$1,117	$907	$1,002	(3)	1
Retail Financial Services	1,306	1,321	1,333	1,363	1,375	(1)	(5)
Card Services	3,176	3,186	3,274	3,274	3,255	-	(2)
Commercial Banking	1,431	1,394	1,415	1,392	1,423	3	1
Treasury & Securities Services	9	9	6	11	6	-	50
Asset & Wealth Management	112	117	119	132	148	(4)	(24)
Corporate	12	11	11	11	11	9	9

Total	$7,056	$7,076	$7,275	$7,090	$7,220	-	(2)

(a)	Loans held-for-sale were $19,162 million, $24,625 million, $19,895 million, $17,552 million and $14,697 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(b)	Loans held-for-sale were $17,005 million, $11,834 million, $14,343 million, $16,598 million and $17,695 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.
(c)	Nonperforming loans held-for-sale were $45 million, $79 million, $84 million, $136 million and $116 million at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q06 Change				2006 Change
	3Q06	2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(36)	$(91)	$189	$(98)	$(32)	60%	(13)%	$62	$(659)	NM
Commercial Banking	55	(24)	16	(10)	(11)	NM	NM	47	97	(52)%
Treasury & Securities Services	1	4	(4)	3	(1)	(75)	NM	1	(4)	NM
Asset & Wealth Management	(29)	(7)	(6)	(8)	(22)	(314)	(32)	(42)	(47)	11
Corporate	1	-	-	-	13	NM	(92)	1	10	(90)

Total Wholesale	(8)	(118)	195	(113)	(53)	93	85	69	(603)	NM

Retail Financial Services	113	101	85	158	376	12	(70)	299	563	(47)
Card Services	663	470	567	1,174	966	41	(31)	1,700	2,396	(29)

Total Consumer	776	571	652	1,332	1,342	36	(42)	1,999	2,959	(32)

Total Provision for Loan Losses	768	453	847	1,219	1,289	70	(40)	2,068	2,356	(12)

LENDING-RELATED COMMITMENTS
Investment Bank	$43	$29	$(6)	$15	$(14)	48	NM	$66	$(96)	NM
Commercial Banking	(1)	12	(9)	(7)	(35)	NM	97	2	(7)	NM
Treasury & Securities Services	-	-	-	(1)	-	NM	NM	-	2	NM
Asset & Wealth Management	1	-	(1)	(2)	3	NM	(67)	-	1	NM
Corporate	-	-	-	-	-	NM	NM	-	—	NM

Total Wholesale	43	41	(16)	5	(46)	5	NM	68	(100)	NM

Retail Financial Services	1	(1)	-	-	2	NM	(50)	-	3	NM
Card Services	-	-	-	-	-	NM	NM	-	-	NM

Total Consumer	1	(1)	-	-	2	NM	(50)	-	3	NM

Total Provision for Lending-Related Commitments	44	40	(16)	5	(44)	10	NM	68	(97)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$7	$(62)	$183	$(83)	$(46)	NM	NM	$128	$(755)	NM
Commercial Banking (a)	54	(12)	7	(17)	(46)	NM	NM	49	90	(46)
Treasury & Securities Services	1	4	(4)	2	(1)	(75)	NM	1	(2)	NM
Asset & Wealth Management (a)	(28)	(7)	(7)	(10)	(19)	(300)	(47)	(42)	(46)	9
Corporate (a)	1	-	-	-	13	NM	(92)	1	10	(90)

Total Wholesale	35	(77)	179	(108)	(99)	NM	NM	137	(703)	NM

Retail Financial Services (a)	114	100	85	158	378	14	(70)	299	566	(47)
Card Services (a)	663	470	567	1,174	966	41	(31)	1,700	2,396	(29)

Total Consumer	777	570	652	1,332	1,344	36	(42)	1,999	2,962	(33)

Total Provision for Credit Losses	812	493	831	1,224	1,245	65	(35)	2,136	2,259	(5)
Securitized Credit Losses	607	561	449	1,062	867	8	(30)	1,617	2,714	(40)

Managed Provision for Credit Losses	$1,419	$1,054	$1,280	$2,286	$2,112	35	(33)	$3,753	$4,973	(25)

(a)	Second quarter 2006 includes a $90 million release of Allowance for loan losses related to Hurricane Katrina in Card Services. Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

JPMORGAN CHASE & CO. CAPITAL
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							3Q06 Change				2006 Change
	3Q06		2Q06	1Q06	4Q05	3Q05	2Q06	3Q05	2006	2005	2005
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,468.6		3,473.8	3,472.7	3,472.1	3,485.0	-%	-%	3,471.7	3,498.4	(1)%
Weighted-Average Diluted Shares Outstanding	3,574.0		3,572.2	3,570.8	3,563.9	3,547.7	-	1	3,572.3	3,555.1	-
Common Shares Outstanding - at Period End	3,467.5		3,470.6	3,473.0	3,486.7	3,503.4	-	(1)	3,467.5	3,503.4	(1)

Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	-	-	$1.02	$1.02	-
Book Value per Share	32.75		31.89	31.19	30.71	30.26	3	8	32.75	30.26	8
Dividend Payout	37%		35%	39%	44%	48%			37%	63%

NET INCOME	$3,297		$3,540	$3,081	$2,698	$2,527	(7)	30	$9,918	$5,785	71
Preferred Dividends	-		-	4	2	3	NM	NM	4	11	(64)

Net Income Applicable to Common Stock	$3,297		$3,540	$3,077	$2,696	$2,524	(7)	31	$9,914	$5,774	72

NET INCOME PER SHARE
Basic Earnings per Share
Income from continuing operations	$0.93		$1.00	$0.87	$0.76	$0.71	(7)	31	$2.81	$1.60	76
Net Income	0.95		1.02	0.89	0.78	0.72	(7)	32	2.86	1.65	73

Diluted Earnings per Share
Income from continuing operations	$0.90		$0.98	$0.85	$0.74	$0.70	(8)	29	$2.73	$1.58	73
Net Income	0.92		0.99	0.86	0.76	0.71	(7)	30	2.78	1.62	72

SHARE PRICE
High	$47.49		$46.80	$42.43	$40.56	$35.95	1	32	$47.49	$39.69	20
Low	40.40		39.33	37.88	32.92	33.31	3	21	37.88	33.31	14
Close	46.96		42.00	41.64	39.69	33.93	12	38	46.96	33.93	38

STOCK REPURCHASE PROGRAM (a) (b)
Aggregate Repurchases	$900.0		$745.5	$1,290.3	$1,000.0	$500.0	21	80	$2,935.8	$2,409.3	22
Common Shares Repurchased	20.0		17.7	31.8	26.3	14.4	13	39	69.5	67.2	3
Average Purchase Price	$44.88		$42.24	$40.54	$38.05	$34.61	6	30	$42.22	$35.50	19

CAPITAL RATIOS
Tier 1 Capital	$79,830	(d)	$74,983	$73,085	$72,474	$70,745	6	13
Total Capital	111,670	(d)	106,283	103,800	102,437	98,254	5	14
Risk-Weighted Assets	925,724	(d)	884,228	858,080	850,643	866,289	5	7
Adjusted Average Assets	1,257,364	(d)	1,282,233	1,195,231	1,152,546	1,143,449	(2)	10
Tier 1 Capital Ratio	8.6	%(d)	8.5%	8.5%	8.5%	8.2%
Total Capital Ratio	12.1	(d)	12.0	12.1	12.0	11.3
Tier 1 Leverage Ratio	6.3	(d)	5.8	6.1	6.3	6.2

INTANGIBLE ASSETS (PERIOD-END) (c)
Goodwill	$43,372		$43,498	$43,899	$43,621	$43,555	-	-
Mortgage Servicing Rights	7,378		8,247	7,539	6,452	6,057	(11)	22
Purchased Credit Card Relationships	2,982		3,138	3,243	3,275	3,352	(5)	(11)
All Other Intangibles	4,078		4,231	4,832	4,832	5,139	(4)	(21)

Total Intangibles	$57,810		$59,114	$59,513	$58,180	$58,103	(2)	(1)

(a)	On March 21, 2006, JPMorgan Chase announced that its Board of Directors had authorized the repurchase of up to $8 billion of the Firm’s common shares. The new authorization commenced immediately and replaced the Firm’s previous repurchase authorization. The authorization will be utilized at management’s discretion and the timing of purchases and the exact number of shares purchased will depend on market conditions and alternative investment opportunities.
(b)	Excludes commission costs.
(c)	Third quarter and second quarter 2006 reflect the impact of discontinued operations.
(d)	Estimated.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses and discontinued operations.
Discontinued operations: A component of an entity that is classified as held-for-sale or that has been disposed of from ongoing operations in its entirety or piecemeal, and for which the entity will not have any significant continuing involvement. A discontinued operation may be a separate major business segment, a component of a major business segment or a geographical area of operations of the entity that can be separately distinguished operationally and for financial reporting purposes.
Managed Basis: Includes reclassifications related to credit card securitizations and taxable equivalents as described below. Management uses certain non-GAAP financial measures at the segment level because it believes these non-GAAP financial measures provide information to investors in understanding the underlying operational performance and trends of the particular business segment and facilitate a comparison of the business segment with the performance of competitors.
Credit Card Securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are reclassified into credit card income.
Tax-Equivalent Basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
MSR Risk Management Revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
NA: Data is not applicable or available for the period presented.
NM: Not meaningful
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions: Represents Trading revenue (which includes physical commodities carried at the lower of cost or market), primarily in the Investment Bank, plus Private equity gains (losses), primarily in the Private Equity business of Corporate.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking
IB’S REVENUES COMPRISE THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers - Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists - Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES COMPRISE THE FOLLOWING:
1. Production revenue includes Mortgage Servicing Rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Net mortgage servicing revenue
      a) Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees, and other ancillary fees. Also includes income associated with the servicing of subprime mortgages.
      b) Changes in MSR asset fair value due to:
     — inputs or assumptions in the model include interest rates and other market based factors. Also includes updates to assumptions used in the MSR valuation process and changes in the value of servicing assets associated with subprime loans.
     — other changes in fair value include any factors other than those noted in the definition above. The single largest component of this line item is the change in MSR value due to servicing portfolio runoff (or time decay). For periods prior to January 1, 2006, this amount represents MSR asset amortization expense under SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125 . Includes the results of both prime and subprime servicing assets.
     — derivative valuation adjustments and other represents fair value adjustments to the derivatives and other instruments used to hedge the MSR asset.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail - Borrowers who are buying or refinancing a home are directly contacted by a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale - A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent (including negotiated transactions) - Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm. Correspondent negotiated transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume - Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened - Includes originations, purchases and sales.
3. Merchant acquiring business - Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume - Represents the dollar amount of transactions processed for the merchants.
5. Total transactions - Represents the number of transactions and authorizations processed for the merchants.
Commercial Banking
COMMERCIAL BANKING REVENUES COMPRISE THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include Term loans, Revolving lines of credit, Bridge financing, Asset-backed structures, and Leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, Lockbox, Disbursement and reconciliation services, Check deposits, Other check and currency-related services, Trade finance and logistics solutions, Commercial card, and Deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through Loan syndications, Investment-grade debt, Asset-backed securities, Private placements, High-yield bonds, Equity underwriting, Advisory, Interest rate derivatives, and Foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchased, and repurchase agreements).
2. IB revenues, gross - Represents 100% of the revenue related to investment banking products for which there is a sharing agreement between Commercial Banking and the Investment Bank and for the investment banking products that are sold through Commercial Banking.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchased, and repurchase agreements).
Asset & Wealth Management
Assets Under Management: Represents assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.
Assets Under Supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative Assets: The following types of assets constitute alternative investments - hedge funds, currency, real estate and private equity.
AWM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional serves large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers these institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.
2. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.
3. Retail provides customers worldwide with investment management services and retirement planning and administration through third-party and direct distribution channels.
4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.